UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS
Advisory Research All Cap Value Fund (ADVGX)
Advisory Research Emerging Markets Opportunities Fund (ADVMX)
Advisory Research Global Value Fund (ADVWX)
Advisory Research International All Cap Value Fund (ADVEX)
Advisory Research International Small Cap Value Fund (Investor Class - ADVIX)
Advisory Research International Small Cap Value Fund (Institutional Class - ADVLX)
Advisory Research Small Company Opportunities Fund (ADVSX)
Advisory Research Strategic Income Fund (ADVNX)

ANNUAL REPORT
October 31, 2014

Advisory Research Funds
Each a series of Investment Managers Series Trust

Table of Contents
Advisory Research All Cap Value Fund
Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	4
Advisory Research Emerging Markets Opportunities Fund
Letter to Shareholders	7
Fund Performance	11
Schedule of Investments	12
Advisory Research Global Value Fund
Letter to Shareholders	17
Fund Performance	19
Schedule of Investments	20
Advisory Research International All Cap Value Fund
Letter to Shareholders	26
Fund Performance	29
Schedule of Investments	30
Advisory Research International Small Cap Value Fund
Letter to Shareholders	34
Fund Performance	37
Schedule of Investments	38
Advisory Research Small Company Opportunities Fund
Letter to Shareholders	43
Fund Performance	45
Schedule of Investments	46
Advisory Research Strategic Income Fund
Letter to Shareholders	49
Fund Performance	51
Schedule of Investments	52
Statements of Assets and Liabilities	58
Statements of Operations	60
Statements of Changes in Net Assets	62
Financial Highlights	69
Notes to Financial Statements	77
Report of Independent Registered Public Accounting Firm	91
Supplemental Information	92
Expense Examples	99

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www. Advisoryresearch.com

Dear Shareholder,

The Advisory Research All Cap Value Fund (the “Fund”) completed the fiscal year with solid absolute performance, but trailed its primary benchmark, the Russell 3000 Value Index (the “Index”). Our investment process focuses on finding and purchasing well‐capitalized, profitable companies that trade at a discount to our estimate of their net asset value. Current market volatility has provided additional opportunities to find such companies and invest in them at attractive prices.

Market & Portfolio Overview
U.S. equity markets posted solid returns during the year ended 10/31/2014, with the benchmark, Russell 3000 Value Index up over15%.  The U.S. outperformed international markets during this period.  The MSCI EAFE Index was up fractionally at 0.07% and the MSCI Emerging Markets Index was up 0.95%. Stronger domestic economic growth led to outperformance of U.S. equities.  After a weak first calendar quarter with negative GDP growth at -2.1%, largely attributed to poor weather, U.S. GDP growth bounced back at 4.6% and 3.9% in the second and third calendar quarters, respectively.  Additionally, unemployment declined during the fiscal year, from 7.2% at 10/31/13 to 5.8% at 10/31/14, further suggesting positive economic trends.

The Advisory Research All Cap Value Fund underperformed the Russell 3000 Value Index during the most recent fiscal year. The underperformance was largely due to portfolio positioning on a market cap basis.  As multiples have increased on the mega-cap names, we have found more attractive opportunities in companies with market capitalizations in the $20 billion and under range, which include small caps, mid caps and the lower end of the large cap spectrum.  It is here where we believe the greatest opportunity for double digit annual returns on individual securities exist.  But during the fiscal year, large caps significantly outperformed small caps, with the S&P 500 Index up 17.23% as compared to the Russell 2000 Index, which was up 8.06%.  The outperformance of large caps was most pronounced in the third calendar quarter, when the S&P 500 Index returned +1.13% while the Russell 2000 Index fell -7.35%.  This was one of the six weakest quarters for small caps vs. large caps in the last 35 years.  However, it should be noted that following similar or bigger outperformance by large caps in the past, small caps have generally outperformed over the subsequent year, which bodes well for our current portfolio composition.

From a sector perspective, our weakest sectors were Consumer Discretionary and Financial Services.  In the former, Bed Bath & Beyond was a laggard.  It reported weaker sales and earnings growth in the first part of the year, which led to a decline in the stock price.  We added to our position on weakness, and were rewarded later in the year when the company reported strong results for its fiscal second quarter in September, which included a substantial jump in its online sales.  The company also rewarded shareholders with a substantial increase in share repurchases during the year.  In Financial Services, Loews Corporation, a diversified business that is categorized in financial services, was our weakest performer relative to the benchmark, as a result of the decline in value of its energy holdings.  However, the company historically has been a strong performer, outperforming the Russell 3000 Value Index over the past decade.  The stock trades at a discount to book value and the sum of the various public and private investments that it holds.  Like Bed Bath and Beyond, we added to Loews on weakness during the year.

On the positive side, our holdings in the Producer Durables and Consumer Staples sectors were areas of strength.  Union Pacific Corporation was the strongest performer in the portfolio.  The railroad company consistently posted strong revenue and earnings growth, as carload shipments increased during the year.  The company also increased its dividend twice during the fiscal year, and repurchased stock.  In Consumer Staples, Core-Mark Holdings Company was a strong performer.  The company is the nation’s largest distributor of dry goods and fresh goods to convenience stores.  Core-Mark has enjoyed several quarters of growth due to its focus on consolidating distribution to convenience stores, which is a fragmented industry.  In addition, during the fiscal year, Core-Mark announced expansion into the drug-store channel, as a result of a contract to service 800 stores.  We believe that Core-Mark is well positioned to continue to grow earnings.  On the M&A front, two of our portfolio companies were the subject of announced takeovers during the fiscal year, DIRECTV (by AT&T) and Covidien (by Medtronic).  Both were strong performers in the portfolio during the fiscal year.  Looking ahead, we expect continued M&A activity to benefit the small and mid cap names in our portfolio.

During the rally we have enjoyed since the recession lows in early 2009, the market has rewarded companies that we view as riskier – in particular, companies with high levels of debt. While low interest rates have encouraged many companies to add leverage to their balance sheets, we will not compromise our investment process. We do not want to invest in companies that may run into financial trouble due to over-levered balance sheets.  Highly leveraged companies have tended to shine in the recent market environment.  But over the long-term, we believe that investing in companies with solid balance sheets, trading at a discount to our estimate of their net asset value, and having strong management teams with plans to unlock value, present the best opportunities for outperformance.

Outlook
We expect the continued economic recovery to buoy the equity markets going forward, however we expect more modest gains over the next five years, compared to the strong double digit annual returns of the last five years.  We will remain committed to our investment philosophy and process and will continue to look for high quality companies with asset-rich balance sheets and management teams with clear and articulated plans to unlock value.  Historically, investing in this profile of companies has provided the benefits of relative downside protection, upside participation, and long-term performance.

We thank you for investing in the Advisory Research All Cap Value Fund and look forward to updating you again in 2015.

Advisory Research, Inc.

Risk Factors - Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the Fund is equity risk, which is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The Fund’s investments in non-U.S. issuers may involve unique risks such as more volatility compared to investing in securities of U.S. issuers. The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research All Cap Value Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2014
	1 Year	3 Years	Since Inception*
Advisory Research All Cap Value Fund	11.18%	16.06%	13.52%
Russell 3000 Value Index	15.76%	20.23%	15.04%

*   Fund commenced operations on November 16, 2009.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.19% and 1.01% respectively, which were the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lower.  The contractual fee waivers are in effect until February 28, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 96.6%
	COMMUNICATIONS – 4.3%
17,020	Comcast Corp. - Class A	$942,057
24,590	Tribune Media Co. - Class A*	1,647,530
		2,589,587
	CONSUMER DISCRETIONARY – 9.7%
23,863	Bed Bath & Beyond, Inc.*	1,606,934
2,473	Biglari Holdings, Inc.*	863,473
67,497	H&R Block, Inc.	2,180,828
14,744	Ross Stores, Inc.	1,190,136
		5,841,371
	CONSUMER STAPLES – 11.8%
17,561	Core-Mark Holding Co., Inc.	1,019,065
50,604	CST Brands, Inc.	1,935,603
16,910	JM Smucker Co.	1,758,640
31,740	Mondelez International, Inc. - Class A	1,119,152
13,597	PepsiCo, Inc.	1,307,624
		7,140,084
	ENERGY – 10.0%
13,434	Carrizo Oil & Gas, Inc.*	697,762
11,932	Chevron Corp.	1,431,243
29,341	Delek U.S. Holdings, Inc.	994,367
37,962	Gulfport Energy Corp.*	1,904,933
5,340	Pioneer Natural Resources Co.	1,009,580
		6,037,885
	FINANCIALS – 25.2%
55,193	Allied World Assurance Co. Holdings A.G.	2,097,334
12,645	American Express Co.	1,137,418
21,919	American International Group, Inc.	1,174,201
13,463	Berkshire Hathaway, Inc. - Class B*	1,886,974
16,715	CIT Group, Inc.	817,865
6,573	Enstar Group Ltd.*	973,264
52,797	FNF Group	1,575,462
24,465	JPMorgan Chase & Co.	1,479,643
48,666	Loews Corp.	2,121,838
69,426	Northfield Bancorp, Inc.	988,626
22,390	U.S. Bancorp	953,814
		15,206,439
	HEALTH CARE – 8.9%
16,499	Gilead Sciences, Inc.*	1,847,888
9,108	Johnson & Johnson	981,660
18,215	Medtronic, Inc.	1,241,534

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
13,759	UnitedHealth Group, Inc.	$1,307,243
		5,378,325
	INDUSTRIALS – 14.6%
27,030	CSX Corp.	963,079
12,507	Emerson Electric Co.	801,198
19,687	Oshkosh Corp.	881,190
11,843	Raytheon Co.	1,230,251
21,294	TE Connectivity Ltd.	1,301,702
15,299	Union Pacific Corp.	1,781,569
7,534	W.W. Grainger, Inc.	1,859,391
		8,818,380
	MATERIALS – 3.5%
30,908	H.B. Fuller Co.	1,297,209
27,675	Rayonier Advanced Materials, Inc.	789,568
		2,086,777
	TECHNOLOGY – 8.6%
41,234	CDW Corp.	1,271,657
43,895	Convergys Corp.	885,362
27,419	Microsoft Corp.	1,287,322
12,700	Motorola Solutions, Inc.	819,150
34,713	TeleTech Holdings, Inc.*	895,942
		5,159,433
	TOTAL COMMON STOCKS (Cost $46,114,420)	58,258,281

	SHORT-TERM INVESTMENTS – 1.8%
1,058,087	Fidelity Institutional Money Market Fund, 0.04%1	1,058,087
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,058,087)	1,058,087

	TOTAL INVESTMENTS – 98.4% (Cost $47,172,507)	59,316,368
	Other Assets in Excess of Liabilities – 1.6%	979,679

	TOTAL NET ASSETS – 100.0%	$60,296,047

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Real Estate Operating & Services	13.7%
Oil, Gas & Coal	10.0%
Consumer Products	6.9%
Institutional Financial Services	5.8%
Banking	5.7%
Technology Services	5.1%
Biotechnology & Pharmaceuticals	4.7%
Retail Discretionary	4.6%
Transportation Equipment	4.5%
Media Content	4.3%
Home & Office Products	3.6%
Aerospace & Defense	3.5%
Electrical Equipment	3.5%
Chemicals	3.5%
Retail Staples	3.2%
Transportation & Logistics	3.1%
Health Care Facilities/Services	2.2%
Semiconductors	2.1%
Medical Equipment/Devices	2.1%
Distribution/Wholesale - Consumer Staples	1.7%
Recreational Facilities & Services	1.4%
Design, Manufacturing & Distribution	1.4%
Total Common Stocks	96.6%
Short-Term Investments	1.8%
Total Investments	98.4%
Other Assets in Excess of Liabilities	1.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

Fund Management is pleased to write its inaugural annual letter to shareholders of the Advisory Research Emerging Markets Fund (the “Fund”).  We launched the Fund at the beginning of the fiscal year 2014 after researching the Emerging Market asset class for a lengthy period.  At the onset of our research process, we felt that many securities in the Emerging Markets were overhyped and overvalued.  The launch of the Fund coincides with general investor sentiment that is lukewarm on Emerging Markets as an asset class and with cheap valuations on both relative and absolute levels.  These are the conditions that are most favorable for disciplined value investors and the Fund was launched with limited fanfare but lots of excitement from the Fund Management team.

The Fund ended the fiscal year 2014 with reasonably strong absolute performance and strong relative performance to its primary benchmark, the MSCI Emerging Markets Index.  We maintained strict adherence to our investment process, which focuses on finding well-capitalized companies trading at low valuations with attractive business models and capable management teams. Because our investments are predominantly located in Emerging Markets, many of our holdings are exposed to attractive local and macro-trends, which we hope will result in above average growth rates over the long term.

Market & Performance Overview
We established the Fund to take advantage of inefficiencies in our investible universe, namely mid and small capitalization securities located in Emerging Markets as defined by MSCI.  These inefficiencies result for a range of reasons including (but not limited to):

1) trading restrictions for local shares;
2) language and cultural barriers;
3) limited sell-side research coverage;
4) heavy reliance by many investors to invest in Emerging Markets via Index Funds and Exchange Traded Funds (ETFs) that focus on the largest and most liquid securities; and
5) lower penetration of foreign and local institutional investors focused on the Emerging Markets with a value investment orientation.

Given barriers to trading in these markets and the proclivity for many investors to focus their attention on “growth” stocks in the Emerging Markets, Fund Management is given a wide berth to pursue stocks that fit our core investment tenants.  We focus our attention on sourcing and researching stocks that trade cheaply relative to their Net Asset Value (“NAV”), have limited debt and risk of financial distress, are profitable and boast management teams with a clear strategy to unlock value for shareholders. There are over 5,000 stocks in our investable and growing universe, which makes our pool from which to choose larger than the small and mid cap market in the U.S. and in Developed Non-U.S. markets.   Our goal is to invest in approximately 70 companies, which means we are buying less than 1.5% of the stocks in our universe; we can afford to be very choosy!

Fund Management’s research delves deeply into the balance sheets of potential investments to determine our NAV estimate; this process strips away assets that generally do not hold up well in down markets and adjusts many standard GAAP1 or IFRS2 items to the fair market value of these items.  For example, we generally do not factor in the value of intangibles in our NAV analysis but discount off-balance sheet liabilities such as onerous pension liabilities or operating leases.  We believe we can reasonably understand the potential downside of a prospective investment via our NAV estimate.

We also strive to determine the potential upside of an investment, and we use a combination of quantitative and qualitative analysis to derive our upside estimate.  An important part of our analysis is developed through our ongoing dialogue, both over the phone and in person, with management teams to determine if they have clear plans to unlock the value of the shares for the benefit of all shareholders.  We understand unlocking value can take a considerable amount of time, so we also ensure that the companies under our consideration have little to no debt or risk of financial distress.  In addition, our average holding period of 1 to 3 years allows our management teams time to deliver on their strategies.  In an investment climate which is frequently driven by quarterly results, our ability to look out over the mid-term gives us an opportunity to take advantage of time arbitrage, which is not available to many of our competitors.  Finally, while we are not driven by macroeconomic and currency related factors, we are cognizant of them and we analyze these factors in an attempt to capitalize on pricing anomalies.

1 Generally Accepted Accounting Principles
2 International Financial Reporting Standards

We are generally pleased with the performance of the Fund for fiscal year 2014.  From a sector perspective, we outperformed our primary benchmark in Materials and Consumer Staples during the year, while our holdings in Information Technology and our lack of exposure in Utilities detracted from performance.  From a country perspective, securities in South Korea and Malaysia contributed positively to performance, while companies in Hong Kong and an underweight position in India detracted from performance.

Examples of securities that performed well during the year were Cahya Mata Sarawak and VST Holdings Limited.  Cahya Mata Sarawak is a Malaysian conglomerate founded in 1974.  At inception, the company’s initial business was in cement, but today it encompasses over 40 companies involved in cement, construction materials, trading, construction, road maintenance, property development, financial services, education and other businesses.  We purchased the stock at 1.2x price to book value and at a material discount to our estimate of its NAV.  The company’s core cement business operates as a near monopoly on the island of Sarawak in Malaysia and was seeing a rebound in profitability following a clinker upgrade project along with plans to expand cement capacity.  The Management team ran a conservative balance sheet with 25% of the market cap in cash, demonstrated several shareholder friendly initiatives including share buybacks, and was increasing its investor relations efforts.  CMS also owns a 20% equity stake in a ferrosilicon and manganese smelter with the Australian company, OM Holdings.  We felt that the market was not ascribing any value to this asset, with full production projected to start in 2015.  As the stock rose throughout the year we sold it when the valuation reached our target price.

VST Holdings Ltd. is a distributor of IT products and a provider of enterprise systems in the Asia Pacific Region.  Its distribution channel network covers China, Thailand, Malaysia, Singapore, Indonesia and the Philippines.  The group has one of the most extensive technology distribution networks in Asia with over 27,000 business partners in six countries including close relationships with foreign OEMs such as Apple.  We purchased the stock at very attractive valuation levels at 0.9x price to book value and 5x price to earnings which we believed at the time reflected negative sentiment on the tech sector in general and concerns related to a slowdown in PC spending as consumers transition to mobile devices.  We believe that as the company increases its mix towards the systems business, this will improve the overall blended EBIT margins as distribution EBIT margins are 1%-2% while margins for the systems can reach over 3%.  The stock has performed well as the systems business grew sales 40% y/y during 1H14 and allowed net profit margins to increase 20bps.  The company is optimistic that it will see improvement in top line from new iPhone and iPad models as well as a recovery in sales in SE Asia following a Management change.  We plan to continue to hold a position in the company looking in to next year.

Asian Citrus Holdings Ltd. and Brasil Brokers Participacoes were examples of companies that fell short of our expectations during the year.  Asian Citrus, based in Hong Kong, is the largest integrated orange producer and tropical fruit juice supplier in the People’s Republic of China.  The company controls, via long-term leases, nearly 39 square miles of farmland housing three orange and tropical fruit plantations.  These plantations are at different stages of development, offering attractive growth opportunities as more acreage matures.  Asian Citrus is well positioned for increasing domestic consumption of healthier foods and beverages as the Chinese population grows in average wealth.  Despite the positive attributes of the investment, Asian Citrus struggled during the year due to a range of factors including a major typhoon that hit one of its plantations, a food scandal relating to one of its competitors (resulting in weakened pricing) and executive and board level turnover. The underlying asset base of Asian Citrus is very strong and macro-factors are appealing long-term.  We continue to hold Asian Citrus in the Fund and look forward to a less eventful year for the company in 2015.

Brasil Brokers Participacoes is the second largest pan-Brazilian real estate broker. Relative to the United States, Brazil’s real estate sector is relatively under-developed with the secondary market sales only recently moving to the formal sector.  Real estate brokers stand to benefit from the maturation of the real estate industry in Brazil due to the fees they earn on transactions and their ability to help originate mortgage loans.  In the case of Brasil Brokers, its formal relationship on loan origination with HSBC should help drive its profitability.  We were able to purchase Brasil Brokers at a small premium to book value, with over 30% of its market capitalization in net cash and a forward P/E ratio of under 10x despite a struggling Brazilian economy.  Since our purchase, however, the secondary market in Brazil has performed below expectations and Brasil Brokers’ stock has underperformed.  Despite trough level activity in Brazilian real estate currently due to the recent presidential election, Brasil Brokers is still profitable.  It continues to consolidate the sector in Brazil while cutting back on office locations in unproductive regions.  The company recently announced a major special dividend, which amounts to over 15% of its current market capitalization.  The company is run by savvy industry veterans and backed by stable financial and strategic investors.  We continue to hold the stock and look forward to better performance in the coming year.

Advisory Research

Strategic acquirers are often attracted to companies in the Fund’s portfolio for the same reasons we found them intriguing at the time of purchase; they are stable companies that are undervalued and have management teams that are focused on unlocking value for shareholders.  On occasion, companies in our portfolio will receive buy-out offers. During the fiscal year, three of our portfolio companies, Cia Providencia Industria e Comercio S.A., Cermaq ASA and New Britain Palm Oil Ltd., received buy-out offers from either financial or strategic buyers.

Cia Providencia Industria e Comercio S.A. (“Providencia”), is a Brazilian-based company that produces hygienic disposable products, such as diapers, sanitary pads, cleansing tissues and non-woven products used in a range of consumer end-markets.  Providencia has the dominant position in Brazil (51% share) and Latin America (32% share) for its products.  The company’s spunbonded technology gives it better efficiencies and quality versus its competitor base.  Despite Providencia’s attractive characteristics, we were able to purchase the stock at book value, with limited debt and a P/E ratio of less than 15x.  The stock traded cheaply due to limited research coverage, lower than average liquidity for a Brazilian small-cap stock, and a sub-10% Return on Equity (ROE) due to its aggressive investment program.  A few months after our initial purchase, Polymer Group, a Charlotte, North Carolina-based private company (backed by Blackstone) announced its intention to purchase Providencia at more than a 30% premium to its prior closing price (including earn-outs).  We exited the name after researching the transaction and analyzing the probability of it closing.

From time to time, the Fund will invest in stocks listed in Developed Markets that conduct the majority or a very meaningful part of their business in the Emerging Markets.  Cermaq ASA is a Norwegian-based salmon producer, with major production facilities in Chile. During our research, we noticed that Cermaq traded at a significant discount to its Chilean publicly traded peers due its Norwegian domicile, despite its heavy operational orientation to Chile.  We were also very attracted to the long-term supply/demand dynamic in the farmed Salmon industry.  Production licenses are becoming more expensive as governments in places like Chile, Norway, and Canada have become more aware of the risks of overproduction in their waters.  While supply is constrained, demand is growing strongly for healthy proteins like Salmon, especially for the rising affluent consumers in the Emerging Markets.  At the time of purchase, Cermaq traded at a sizeable discount to our estimate of its NAV, single digit P/E ratio and it boasted a strong balance sheet.  During the year, Mitsubishi of Japan entered into exclusive discussions with Cermaq regarding a buyout.  We tendered our shares to Mitsubishi despite feeling that the takeover bid undervalued the stock.

New Brittan Palm Oil (“NBPO”) is a palm oil producer with 300 square miles of palm plantations mostly in Papua New Guinea (“PNG”)  and nearby islands.  NBPO is listed in London and is relevant in the industry due to the very attractive palm oil yields found in PNG, the full traceability of its palm oil, and its excess undeveloped land.  Demand for palm oil is on the rise due to increased consumption in Asia and its use as bio-ethanol.  Environmental constraints are likely to limit major new plantations, making NBPO’s excess acreage very attractive. Major producers of palm oil are listed in Indonesia, Malaysia and to a smaller extent in Singapore. NBPO’s UK listing, its asset base located in PNG, and limited sell-side coverage resulted, in a stock trading below stated book value and significantly below our estimate of NAV based on the fair market value of its acreage.  After establishing our position, NBPO received a takeover offer from Sime Darby Berhad, a Malaysian-based strategic buyer, at an 85% premium to NBPO prior day’s closing share price. We exited the position on the announcement of the takeover offer at a healthy profit.

We are excited about the prospects for the Fund as we head into fiscal year 2015. Despite headlines lamenting a growth slowdown in the Emerging Markets and concerns about the impact of rising interest rates in the United States on these markets, we feel very comfortable with the Fund’s positioning for the following reasons:

1)
Solid underlying fundamentals: The Fund seeks to invest in well-capitalized companies, which, in our view, face limited potential financial distress.  The debt to equity ratio3 for the aggregate holdings of the Fund stands at 69% versus the broad emerging markets at 100%.  This ratio includes financial institutions.  Many of the Fund’s companies are managed with little debt and sometimes boast a net-cash balance sheet. Broad-based economic distress has weakened many less financially stable competitors, especially in the more volatile Emerging Markets.  We think the Fund’s holdings can take advantage of their competitors’ weaknesses to grow earnings.

3 A measure of a company’s financial leverage and indicates what portfolio of equity and debt a company is using to finance its assets.

Advisory Research

2)
Valuation: Investors continue to shift away from fundamental analysis on individual stocks by investing in index funds and ETFs.  This trend results in inefficiencies in the market, especially in the Emerging Markets.  As a result, we are able to purchase what we believe are attractive franchises, with strong balance sheets at attractive prices.  Currently, the aggregate holdings of the Fund trade at a price to book ratio4 of 0.9x and a price to earnings ratio5 of 8.8x. Fund Management believes these low valuations factor in forward looking economic conditions that are more depressed than what our downside targets estimate.

3)
Exposure to vibrant segments or sub-segments of the Emerging Markets: Although the headlines point to a broad economic slowdown in the Emerging Markets, not all markets are slowing and some sub-segments of the markets are showing very attractive growth rates.  For example, we are attracted to the mid and long term opportunities in Mexico.  We see great growth opportunities in this market due to Mexico’s increasing cost advantages vis-à-vis China and its liberalizing oil sector. We have invested in one homebuilder, Consorcio ARA, and one steel manufacturer, Grupo SIMEC, to take advantage of this growth. We were fortunate to be able to purchase both stocks at reasonable values, in our view, and both below stated book value.  Another example of a theme we are excited about is Life Insurance in China.  The overall Chinese economy is slowing due to the Chinese government’s attempt to tame rampant corruption and environmental abuses.  However, consumption growth in China remains robust and Life Insurance provides great growth opportunities from a low base.  Our investment in China Life (Taiwan) and its equity method investment in CCB Life provides the Fund with very exciting exposure to this growth opportunity which we believe the market is not currently valuing fairly.  Additional examples of company specific growth opportunities proliferate within the Fund.

Thank you for investing in the Advisory Research Emerging Markets Fund.  We look forward to updating you in 2015.

Advisory Research, Inc.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

4 A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company.  Generally, a low price-book value ratio can indicate a company is being undervalued.
5 A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings.  Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.

Advisory Research

Advisory Research Emerging Markets Opportunities Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Return as of October 31, 2014
	3 Months	6 Months	Since Inception* (Cumulative)
Advisory Research Emerging Markets Opportunities Fund	-2.76%	2.42%	5.87%
MSCI Emerging Markets Index	-4.21%	3.73%	1.27%

*Fund commenced operations on November 01, 2013.

The performance data quoted here represents past performance.  Past performance is no guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.61% and 1.35% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lower. The agreement is in effect until February 28, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 96.5%
	AUSTRIA – 2.9%
107,795	IMMOFINANZ A.G.*	$326,330
8,144	Vienna Insurance Group A.G. Wiener Versicherung Gruppe	392,054
		718,384
	BERMUDA – 1.5%
178,726	GP Investments Ltd.*	361,361

	BRAZIL – 8.5%
60,728	Banco ABC Brasil S.A.	337,473
50,064	BM&FBovespa S.A.	220,226
261,421	Brasil Brokers Participacoes S.A.	334,438
163,694	MRV Engenharia e Participacoes S.A.	541,421
124,334	QGEP Participacoes S.A.	452,096
31,174	Sonae Sierra Brasil S.A.	225,197
		2,110,851
	BRITISH VIRGIN – 1.2%
382,866	Symphony International Holdings Ltd.	306,293

	CHILE – 0.9%
112,297	Quinenco S.A.	233,212

	CHINA – 1.6%
743,924	China Lesso Group Holdings Ltd.	390,562

	CYPRUS – 0.4%
13,781	Globaltrans Investment PLC - GDR	102,117

	FRANCE – 0.9%
6,366	Vallourec S.A.	232,656

	HONG KONG – 16.7%
929,133	Asian Citrus Holdings Ltd.	166,617
91,067	China Cord Blood Corp.*	463,531
810,161	Dah Chong Hong Holdings Ltd.	477,779
324,731	Digital China Holdings Ltd.	302,212
1,634,426	Emperor Entertainment Hotel Ltd.	491,053
1,325,598	Emperor International Holdings Ltd.	289,043
808,439	Far East Consortium International Ltd.	302,477
550,000	Golden Meditech Holdings Ltd.	90,061
138,316	NetDragon Websoft, Inc.	235,884
4,813,204	REXLot Holdings Ltd.	496,762
704,412	VST Holdings Ltd.	243,427
177,220	Yue Yuen Industrial Holdings Ltd.	594,920
		4,153,766
	INDONESIA – 2.6%
736,108	Bank Danamon Indonesia Tbk P.T.	256,717

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDONESIA (Continued)
17,380,392	Panin Financial Tbk P.T.*	$384,295
		641,012
	JAPAN – 1.6%
32,000	Chugoku Marine Paints Ltd.	252,888
10,100	Ibiden Co., Ltd.	151,823
		404,711
	LUXEMBOURG – 1.5%
40,652	Adecoagro S.A.*	368,714

	MALAYSIA – 2.8%
519,500	Media Prima Bhd	309,555
525,900	Supermax Corp. Bhd	372,765
		682,320
	MEXICO – 3.7%
1,031,582	Consorcio ARA S.A.B. de C.V.*	474,949
98,401	Grupo Simec S.A.B. de C.V.*	435,437
		910,386
	NORWAY – 2.5%
547,107	Dolphin Group A.S.*	234,497
708,000	Vard Holdings Ltd.*	378,607
		613,104
	PANAMA – 1.1%
7,989	Banco Latinoamericano de Comercio Exterior S.A. - Class E	268,750

	PHILIPPINES – 1.5%
3,382,900	Metro Pacific Investments Corp.	382,835

	ROMANIA – 1.4%
1,339,117	Fondul Proprietatea S.A.	357,856

	SINGAPORE – 5.5%
606,000	Ascendas India Trust	386,562
16,484	China Yuchai International Ltd.	299,844
1,078,000	Golden Agri-Resources Ltd.	436,839
17,204	Kulicke & Soffa Industries, Inc.*	248,082
		1,371,327
	SOUTH AFRICA – 3.2%
43,577	Investec PLC	395,698
973,925	KAP Industrial Holdings Ltd.	394,698
		790,396

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	SOUTH KOREA – 14.6%
39,361	Bixolon Co., Ltd.	$354,253
23,989	DGB Financial Group, Inc.	342,087
18,067	Dongsuh Co., Inc.	352,855
1,365	Dongwon Industries Co., Ltd.	418,831
3,321	Fila Korea Ltd.	346,827
6,029	Samsung C&T Corp.	407,843
6,846	Samsung Card Co., Ltd.	294,384
2,733	Samsung SDI Co., Ltd.	322,278
18,728	SL Corp.	344,879
39,946	Tongyang Life Insurance	433,848
		3,618,085
	TAIWAN – 11.4%
36,993	Asustek Computer, Inc.	377,706
573,208	China Life Insurance Co., Ltd.	499,941
15,027	ChipMOS TECHNOLOGIES Bermuda Ltd.	322,780
404,600	King's Town Bank Co., Ltd.	442,505
176,866	Ruentex Industries Ltd.	378,101
176,371	Taiwan Fertilizer Co., Ltd.	312,902
478,214	Tong Yang Industry Co., Ltd.	488,383
		2,822,318
	THAILAND – 2.8%
59,900	Bangkok Bank PCL	364,200
716,900	Sri Trang Agro-Industry PCL	321,546
		685,746
	TURKEY – 3.8%
376,720	Turkiye Sinai Kalkinma Bankasi A.S.	330,517
241,893	Turkiye Sise ve Cam Fabrikalari A.S.	367,808
26,138	Yazicilar Holding A.S. - Class A	253,386
		951,711
	UNITED ARAB EMIRATES – 1.9%
54,100	Dragon Oil PLC	467,098

	TOTAL COMMON STOCKS (Cost $23,764,538)	23,945,571

	SHORT-TERM INVESTMENTS – 4.4%
1,085,830	Fidelity Institutional Money Market Fund, 0.04%1	1,085,830
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,085,830)	1,085,830

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

TOTAL INVESTMENTS – 100.9% (Cost $24,850,368)	$25,031,401
Liabilities in Excess of Other Assets – (0.9)%	(211,963)

TOTAL NET ASSETS – 100.0%	$24,819,438

GDR – Global Depository Receipt
PCL – Public Company Limited
PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	11.0%
Real Estate Investment Trusts (REIT)	7.5%
Real Estate Operating & Services	6.9%
Consumer Products	5.6%
Apparel & Textile Products	5.4%
Oil, Gas & Coal	5.1%
Health Care Facilities/Services	5.0%
Design, Manufacturing & Distribution	4.9%
Automotive	4.4%
Consumer Discretionary Services	4.1%
Recreational Facilities & Services	4.0%
Chemicals	3.9%
Distributors	3.7%
Hardware	3.2%
Construction Materials	3.1%
Iron & Steel	2.7%
Retail Discretionary	1.9%
Utilities	1.5%
Machinery	1.5%
Asset Management	1.5%
Distribution/Wholesale - Consumer Staples	1.4%
Industrial Distribution	1.3%
Media Content	1.3%
Engineering & Construction Services	1.2%
Institutional Financial Services	1.2%
Semiconductors	1.0%
Metals & Mining	0.9%
Insurance	0.9%
Transportation Equipment	0.4%
Total Common Stocks	96.5%
Short-Term Investments	4.4%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Global Value Fund (the “Fund”) completed fiscal year 2014 with modest absolute performance, although it trailed its primary benchmark, the MSCI World Value Index.  Our investment process, which focuses on finding well-capitalized companies with attractive business models and capable management teams, did not waver throughout the fiscal year.

Market & Portfolio Overview
Economic circumstances differed dramatically around the world in fiscal year 2014.  The U.S. economy plowed ahead, reducing its unemployment rate and delivering moderate growth.  The U.K. saw circumstances that paralleled the U.S. reasonably closely, while Europe suffered from a range of economic maladies, including the threat of deflation.  In Asia, concerted efforts to stimulate the economy in Japan were offset to a certain degree by a rise in consumption taxes.  Hong Kong, Singapore and Australia all suffered from the impact of the Chinese government’s attempt to recalibrate the Chinese economy away from breakneck growth at all costs (including environmental degradation and the acceptance of a corrupt bureaucracy) toward a more sustainable model.  Also during the year, the U.S. dollar sharply appreciated versus many of the main currencies in which the Fund purchases securities.  While this clearly had a positive effect on U.S. denominated securities, it was a headwind for the Fund’s non-U.S. positions.

When looking at the fund from a sector perspective, we outperformed the primary benchmark in Financials and Materials during the year while our holdings in Information Technology and Industrials detracted from performance.  From a country perspective, securities in the Japan and the United Kingdom buoyed performance during the year while names in the U.S. and Hong Kong detracted from overall performance.

In terms of individual stocks, Aperam SA and Union Pacific Corp. were examples of securities that performed well during the year.  Luxembourg-based Aperam is one of the largest producers of stainless steel in Europe and the largest producer in Brazil.  The company delivered strong results during the year due to increasing demand in Europe for stainless steel, which resulted in very high operational leverage. The high degree of operational leverage enjoyed by Aperam resulted from very aggressive cost cutting embarked on by management after Aperam’s spin-off from former parent, Arcelor-Mittal.  In 2014, Aperam cut costs faster than market expectations and announced further cost cutting measures designed to deliver $100mm in savings.  If Aperam’s end markets continue to perform reasonably well, the company stands to deliver strong earnings growth.

Union Pacific Corp. is based on Omaha, NE and is a diversified transport company that provides rail freight transportation over a network of approximately 32,100 route miles located in 23 states in the western two-thirds of the U.S. Union Pacific was able to leverage its market position, pricing discipline and asset base to drive returns for shareholders.  A continuation of U.S. growth would further benefit returns for shareholders as we move into 2015.

Petroleum Geo-Services ASA and Asian Citrus Holdings Ltd. were examples of companies that fell short of our expectations during the year.  Petroleum Geo-Services ASA is a leading seismic operator and technological leader with a 22% global market share. When purchased, this Norwegian-based company was trading at a discount to its historical metrics despite being in a favorable phase of the industry cycle and yielding above average historic returns on equity.  Unfortunately, the stock price has continued to drift down since our purchase due to concerns regarding overcapacity in the seismic space. We feel that these concerns are more than adequately priced into the stock and that the industry is working through its capacity issues, and should emerge in supply/demand equilibrium by next year.

Asian Citrus, based in Hong Kong, is the largest integrated orange producer and tropical fruit juice supplier in the People’s Republic of China.  The company controls, via long-term leases, nearly 39 square miles of farmland housing three orange and tropical fruit plantations.  These plantations are at different stages of development, offering attractive growth opportunities as more acreage matures.  Asian Citrus is well positioned for increasing domestic consumption of healthier foods and beverages as the Chinese population grows in average wealth.  Despite the positive attributes of the investment, Asian Citrus struggled during the year due to a range of factors including a major typhoon that hit one of its plantations, a food scandal relating to one of its competitors (resulting in weakened pricing) and executive and board level turnover. The underlying asset base of Asian Citrus is very strong and macro-factors are appealing long-term.  We continue to hold Asian Citrus in the Fund and look forward to a less eventful year for the company in 2015.

Strategic acquirers are often attracted to companies in the Fund’s portfolio for the same reasons we found them intriguing; they are stable companies that are undervalued and have management teams that are focused on unlocking value for shareholders.  On occasion, companies in our portfolio will receive buy-out offers. During the fiscal year, three of our portfolio companies received buy-out offers: F&C Asset Management, Cermaq ASA and Susser Holdings.  All three securities received offers that came in at a sizable premium to its prior day’s closing price.  The current low interest rate environment and an improving confidence in the economy, both domestically and internationally, have begun to revive M&A activity which has positive results in the Fund’s portfolio.

Outlook
We expect the continued economic recovery to buoy the equity markets going forward, however we expect more modest gains over the next five years, compared to the strong double digit annual returns of the last five years.  We will remain committed to our investment philosophy and process and will continue to look for high quality companies with asset-rich balance sheets and management teams with clear and articulated plans to unlock value.  Historically, investing in this profile of companies has provided the benefits of relative downside protection, upside participation, and long-term performance.

We thank you for investing in the Advisory Research Global Value Fund and look forward to updating you again in 2015.

Advisory Research, Inc.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.
Advisory Research

Advisory Research Global Value Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

The Fund commenced operations on July 30, 2010, after the conversion of a limited partnership account, which commenced on January 01, 2009 (the "Predecessor Account"). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund.  This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception, with a similar investment in the MSCI World Value Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI World Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of October 31, 2014
	1 Year	3 Years	5 Years	Since Inception*
Advisory Research Global Value Fund	2.44%	12.43%	10.56%	13.93%
MSCI World Value Index	7.75%	14.35%	10.47%	12.47%

*   Fund commenced operations on January 01, 2009.

The performance data quoted here represents past performance.  Past performance is no guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.86% and 1.11% respectively, which were the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lower. The contractual fee waivers are in effect until February 28, 2015.

The performance table above includes information for the Predecessor Account prior to the July 30, 2010.  The returns for the Predecessor Account reflect its performance prior to July 30, 2010 and have been adjusted to reflect the Fund's estimated gross annual expense ratio as set forth in the Fund's prospectus dated July 13, 2010 as amended.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 93.4%
	AUSTRALIA – 1.7%
20,219	GrainCorp Ltd. - Class A	$156,379
130,081	Orora Ltd.	199,025
		355,404
	AUSTRIA – 0.7%
45,215	IMMOFINANZ A.G.*	136,880

	BERMUDA – 1.5%
19,916	Catlin Group Ltd.	171,100
938	Enstar Group Ltd.*	138,890
		309,990
	BRAZIL – 0.5%
34,594	MRV Engenharia e Participacoes S.A.	114,420

	CANADA – 0.8%
42,544	Genesis Land Development Corp.	167,217

	DENMARK – 0.4%
3,239	D/S Norden A/S	85,175

	FRANCE – 2.9%
953	Cie Generale des Etablissements Michelin	82,774
4,464	GDF Suez	108,384
3,325	Saft Groupe S.A.	98,903
3,617	Total S.A.	215,944
2,419	Vallourec S.A.	88,406
		594,411
	GERMANY – 2.2%
3,539	Rheinmetall A.G.	152,481
4,945	Talanx A.G.	159,574
638	Volkswagen A.G.	136,436
		448,491
	HONG KONG – 2.2%
954,000	Asian Citrus Holdings Ltd.	171,076
442,000	Emperor International Holdings Ltd.	96,377
57,500	Yue Yuen Industrial Holdings Ltd.	193,025
		460,478
	IRELAND – 0.5%
5,014	Smurfit Kappa Group PLC	103,596

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN – 10.7%
35,000	Aozora Bank Ltd.	$123,022
5,500	Arcs Co., Ltd.	121,211
4,300	Azbil Corp.	103,697
40,000	Bank of Yokohama Ltd.	231,170
42,000	Chugoku Marine Paints Ltd.	331,915
26,000	Denki Kagaku Kogyo KK	84,929
1,900	Hogy Medical Co., Ltd.	98,705
5,500	Hokuto Corp.	100,277
3,538	Inaba Denki Sangyo Co., Ltd.	123,327
8,100	Mitsui & Co., Ltd.	122,302
4,000	MS&AD Insurance Group Holdings, Inc.	86,467
11,300	Ryosan Co., Ltd.	238,850
26,000	Sankyu, Inc.	120,205
10,000	Star Micronics Co., Ltd.	152,067
2,100	Toyota Industries Corp.	99,994
4,800	Unipres Corp.	95,519
		2,233,657
	LUXEMBOURG – 1.6%
5,018	APERAM*	144,376
14,184	ArcelorMittal	186,661
		331,037
	NETHERLANDS – 2.5%
8,648	Delta Lloyd N.V.	197,114
2,630	Koninklijke DSM N.V.	164,788
4,291	Royal Dutch Shell PLC - A Shares	153,286
		515,188
	NORWAY – 2.0%
6,100	Aker A.S.A.	148,791
24,205	Petroleum Geo-Services A.S.A.	120,221
276,000	Vard Holdings Ltd.*	147,592
		416,604
	SINGAPORE – 0.9%
462,000	Golden Agri-Resources Ltd.	187,217

	SOUTH AFRICA – 0.6%
13,240	Investec PLC	121,407

	SOUTH KOREA – 0.6%
828	Hyundai Motor Co.	131,388

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWEDEN – 0.7%
8,724	Industrivarden A.B. - C Shares	$152,830

	SWITZERLAND – 4.1%
6,159	Allied World Assurance Co. Holdings A.G.	234,042
900	Baloise Holding A.G.	113,291
5,000	GAM Holding A.G.	85,385
2,633	Novartis A.G.	244,337
560	Syngenta A.G.	173,175
		850,230
	UNITED KINGDOM – 6.3%
17,340	Bovis Homes Group PLC	234,189
24,145	CNH Industrial N.V.	197,030
18,812	Greggs PLC	182,477
15,000	HSBC Holdings PLC	152,935
7,638	Kennedy Wilson Europe Real Estate PLC	127,076
29,206	Kingfisher PLC	141,493
48,072	Vodafone Group PLC	159,866
45,646	WM Morrison Supermarkets PLC	113,337
		1,308,403
	UNITED STATES – 50.0%
11,840	American Capital Ltd.*	175,587
2,625	American Express Co.	236,119
4,490	American International Group, Inc.	240,529
2,509	Bed Bath & Beyond, Inc.*	168,956
1,763	Berkshire Hathaway, Inc. - Class B*	247,102
476	Biglari Holdings, Inc.*	166,200
4,723	Capital Southwest Corp.	173,145
2,539	Carrizo Oil & Gas, Inc.*	131,876
5,992	CDW Corp.	184,793
1,834	Chevron Corp.	219,988
3,903	CIT Group, Inc.	190,974
12,521	CNO Financial Group, Inc.	227,006
3,448	Comcast Corp. - Class A	190,847
3,490	Comerica, Inc.	166,613
7,803	Convergys Corp.	157,387
2,918	Core-Mark Holding Co., Inc.	169,332
7,316	CST Brands, Inc.	279,837
5,850	CSX Corp.	208,435
3,515	Delek U.S. Holdings, Inc.	119,123
41,493	Destination XL Group, Inc.*	217,423
2,712	Emerson Electric Co.	173,731

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
5,670	FNF Group	$169,193
12,251	Forestar Group, Inc.*	213,780
1,010	Gilead Sciences, Inc.*	113,120
4,751	Gulfport Energy Corp.*	238,405
7,484	H&R Block, Inc.	241,808
3,604	H.B. Fuller Co.	151,260
1,276	International Business Machines Corp.	209,774
2,377	JM Smucker Co.	247,208
1,706	Johnson & Johnson	183,873
3,658	JPMorgan Chase & Co.	221,236
5,321	Loews Corp.	231,996
1,595	McDonald's Corp.	149,499
4,288	Medtronic, Inc.	292,270
5,652	Microsoft Corp.	265,361
5,818	Mondelez International, Inc. - Class A	205,143
2,665	Motorola Solutions, Inc.	171,893
15,912	Northfield Bancorp, Inc.	226,587
3,190	Oshkosh Corp.	142,784
2,650	PepsiCo, Inc.	254,850
866	Pioneer Natural Resources Co.	163,726
2,661	Rayonier Advanced Materials, Inc.	75,918
3,455	Rayonier, Inc. - REIT	115,639
2,438	Raytheon Co.	253,259
3,421	Ross Stores, Inc.	276,143
3,839	TeleTech Holdings, Inc.*	99,085
27,962	TravelCenters of America LLC*	270,672
3,331	Tribune Media Co. - Class A*	223,177
4,049	U.S. Bancorp	172,487
2,280	Union Pacific Corp.	265,506
2,851	UnitedHealth Group, Inc.	270,874
925	W.W. Grainger, Inc.	228,290
		10,389,819
	TOTAL COMMON STOCKS (Cost $18,462,624)	19,413,842

	SHORT-TERM INVESTMENTS – 5.0%
1,038,377	Fidelity Institutional Money Market Fund, 0.04%1	1,038,377
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,038,377)	1,038,377

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

TOTAL INVESTMENTS – 98.4% (Cost $19,501,001)	$20,452,219
Other Assets in Excess of Liabilities – 1.6%	324,395

TOTAL NET ASSETS – 100.0%	$20,776,614

PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Real Estate Operating & Services	9.8%
Banking	6.8%
Oil, Gas & Coal	6.6%
Consumer Products	5.6%
Chemicals	4.7%
Retail Staples	4.7%
Retail Discretionary	3.9%
Asset Management	3.5%
Automotive	3.4%
Real Estate Investment Trusts (REIT)	3.3%
Transportation Equipment	3.3%
Technology Services	3.1%
Institutional Financial Services	2.9%
Iron & Steel	2.6%
Biotechnology & Pharmaceuticals	2.6%
Consumer Discretionary Services	2.5%
Engineering & Construction Services	2.2%
Media Content	2.0%
Aerospace & Defense	1.9%
Medical Equipment/Devices	1.9%
Software	1.7%
Distribution/Wholesale - Consumer Staples	1.6%
Recreational Facilities & Services	1.5%
Containers & Packaging	1.4%
Health Care Facilities/Services	1.3%
Semiconductors	1.3%
Home & Office Products	1.2%
Transportation & Logistics	1.1%
Apparel & Textile Products	0.9%
Electrical Equipment	0.8%
Design, Manufacturing & Distribution	0.8%
Telecom	0.8%
Machinery	0.7%
Utilities	0.5%
Renewable Energy	0.5%
Total Common Stocks	93.4%
Short-Term Investments	5.0%
Total Investments	98.4%
Other Assets in Excess of Liabilities	1.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International All Cap Value Fund (the “Fund”) slightly underperformed its primary benchmark during fiscal year 2014. The Fund’s negative absolute returns for the year were disappointing, but largely driven by the strong appreciation of the US dollar versus most foreign currencies.  We maintained strict adherence to our investment process, which focuses on finding well-capitalized companies trading at low valuations with attractive business models and capable management teams.

Market & Portfolio Overview
Economic circumstances differed dramatically around the world in fiscal year 2014.  The U.S. economy plowed ahead, reducing its unemployment rate and delivering moderate growth.  The U.K. saw circumstances that paralleled the U.S. reasonably closely, while Europe suffered from a range of economic maladies, including the threat of deflation.  In Asia, concerted efforts to stimulate the economy in Japan were offset to a certain degree by a rise in consumption taxes.  Hong Kong, Singapore and Australia all suffered from the impact of the Chinese government’s attempt to recalibrate the Chinese economy away from breakneck growth at all costs (including environmental degradation and the acceptance of a corrupt bureaucracy) toward a more sustainable model.

The biggest impact on the Fund from the aforementioned headwinds was a sharp appreciation in the value of the U.S. dollar versus most of the main currencies in which the Fund purchases securities.  U.S. dollar appreciation during the fiscal year amounted to approximately 7.8%.  In local currency terms, the Fund performed reasonably well on an absolute basis, returning approximately 5.8%1.  We feel that 2014 is an outlier in terms of currency impact for the Fund.  Going forward, many of our companies will benefit from their weakened functional currencies, as their competitiveness at home and abroad will be enhanced versus competitors with U.S. dollar based cost structures.

When looking at the fund from a sector perspective, we outperformed the benchmark in Financials and Materials during the year while our holdings in Industrials and Energy detracted from performance.  From a country perspective, securities in the Netherlands, Japan and the United Kingdom bolstered performance during the year while names in Hong Kong and Norway performed below expectations.

We pride ourselves on staying true to our time-tested investment process.  We believe valuation is essential for successful long-term investing and we focus on finding high quality stocks trading at discounted prices. From a quantitative perspective, we feel the valuation of a stock is supported by our estimate of its adjusted Net Asset Value (“NAV”)2.  Our research delves deep into the balance sheets of potential investments to determine our NAV estimate; it strips away assets that general do not hold up well in down markets and adjusts many standard GAAP3 or IFRS4 items with the fair market value of these items.  After completing this analysis, we believe we can reasonably understand the potential downside of a prospective investment via our NAV estimate.

We also strive to determine the potential upside of an investment, and we use a combination of quantitative and qualitative analysis to derive our upside estimate.  An important part of our analysis is developed through our ongoing dialogue with management teams, both over the phone and in person, to determine if they have clear plans to unlock the value of the shares for the benefit of all shareholders.  We understand unlocking value can take a considerable amount of time, so we also ensure that the companies under our consideration have little to no debt.  In addition, our average holding period of 1 to 3 years allows our management teams time to deliver on their strategies.  In an investment climate which is frequently driven by quarterly results, our ability to look out over the mid-term gives us an opportunity to take advantage of time arbitrage, which is not available to many of our competitors.  Finally, while we are not driven by macroeconomic factors, we are cognizant of them and we analyze these factors in an attempt to capitalize on pricing anomalies.

For some of our large cap and mega cap stocks, a traditional NAV analysis is not possible and we focus on companies with strong balance sheets, competitive brands and capable management teams, where the stock is out of favor and trading at depressed valuation levels.  To invest in these types of stocks, we usually take a longer-term view of the business cycle or focus on specific corporate finance activities and/or cost cutting measures that can unlock value.

1 Source of local returns: FactSet Research Systems
2 Value of a company’s assets minus the value of its liabilities
3 Generally Accepted Accounting Principles
4 International Financial Reporting Standards

Examples of securities that performed well during the year were Aperam SA and Fila Korea.  Luxembourg-based Aperam is one of the largest producers of stainless steel in Europe and the largest producer in Brazil.  The company delivered strong results during the year due to increasing demand in Europe for stainless steel, which resulted in very high operational leverage. The high degree of operational leverage enjoyed by Aperam resulted from very aggressive cost cutting embarked on by management after Aperam’s spin-off from former parent, Arcelor-Mittal.  In 2014, Aperam cut costs faster than market expectations and announced further cost cutting measures designed to deliver $100mm in savings.  If Aperam’s end markets continue to perform reasonably well, the company stands to deliver strong earnings growth.

The  Fund invests in stocks domiciled in emerging markets if the investment case is particularly compelling.  Fila Korea, based in South Korea, presented a strong enough investment case at the time of purchase that it was included in the Fund despite being traded on the Korea Stock Exchange. Fila Korea is comprised of two main assets.  The most profitable asset currently is the Fila brand, which is either sold directly or licensed around the world.  Fila Korea has made great strides reviving the Fila brand.  Its U.S. subsidiary, for example, delivered 37% revenue growth during the year and its Chinese licensee also experienced strong growth.  Fila Korea’s other asset is the Acushnet brand, which controls such well known brands as Titleist and Foot Joy.  Management’s goal with these golf-related brands is to improve efficiencies and market penetration, especially in China, where golf is rapidly growing in popularity.  During the year, both the Fila brand and Asuchnet brands generated better than expected results, which had a very favorable impact on the company’s stock price.

Petroleum Geo-Services ASA and Asian Citrus Holdings Ltd. were examples of companies that fell short of our expectations during the year.  Petroleum Geo-Services ASA is a leading seismic operator and technological leader with a 22% global market share. When purchased, this Norwegian-based company was trading at a discount to its historical metrics despite being in a favorable phase of the industry cycle and yielding above average historic returns on equity.  Unfortunately, the stock price has continued to drift down since our purchase due to concerns regarding overcapacity in the seismic space. We feel that these concerns are more than adequately priced into the stock and that the industry is working through its capacity issues, and should emerge in supply/demand equilibrium by next year.

Asian Citrus, based in Hong Kong, is the largest integrated orange producer and tropical fruit juice supplier in the People’s Republic of China.  The company controls, via long-term leases, nearly 39 square miles of farmland housing three orange and tropical fruit plantations.  These plantations are at different stages of development, offering attractive growth opportunities as more acreage matures.  Asian Citrus is well positioned for increasing domestic consumption of healthier foods and beverages as the Chinese population grows in average wealth.  Despite the positive attributes of the investment, Asian Citrus struggled during the year due to a range of factors including a major typhoon that hit one of its plantations, a food scandal relating to one of its competitors (resulting in weakened pricing) and executive and board level turnover. The underlying asset base of Asian Citrus is very strong and macro-factors are appealing long-term.  We continue to hold Asian Citrus in the Fund and look forward to a less eventful year for the company in 2015.

Strategic acquirers are often attracted to companies in the Fund’s portfolio for the same reasons we found them intriguing; they are stable companies that are undervalued and have management teams that are focused on unlocking value for shareholders.  On occasion, companies in our portfolio will receive buy-out offers. During the fiscal year, two of our portfolio companies received buy-out offers.  F&C Asset Management, the third largest asset manager in the UK, received a buyout offer from Bank of Montreal.  The offer premium came in above 25%, which we felt represented the fair value of the company and we exited the position on the announcement of the deal.  We also received a buyout offer for one of our largest positions in the portfolio, Cermaq, a Norwegian-based salmon producer.  It is important to note that this is the second buyout offer we received for Cermaq.  In fiscal year 2013, Marine Harvest, a competitor, initiated a takeover attempt of Cermaq which was not allowed on anti-trust grounds by the Norwegian government.  We sold the stock before the deal was cancelled and repurchased it after Marine Harvest walked away from the deal.  In 2014, Mitsubishi of Japan entered into exclusive discussions with Cermaq regarding a buyout.  This time Mitsubishi had the full backing of the Norwegian government and the buyout was permitted.  Because of our deep knowledge of our portfolio companies, it is not uncommon for us to buy and sell them on more than one occasion given dynamically changing market conditions.

Advisory Research

Outlook

Unlike 2013, where we saw levels of exuberance in a number of our investable markets which we felt might have been unjustified, 2014 ended with negative sentiment surrounding many of our markets.  As value investors and often contrarian investors, the negative sentiment we see in many of our markets bodes well for the future.  In 2014 we focused a lot of our attention towards rebalancing the Fund away from our more expensive names and towards cheaper stocks with more upside potential.  We were afforded this opportunity precisely because sentiment is poor currently.  We cannot predict the future, but we do know that one of the keys of generating attractive long-term returns is rooted in purchasing securities at low relative and absolute valuations.

Highlights of the Fund’s characteristics are as follows:

1)
Solid underlying fundamentals: The Fund seeks to invest in well-capitalized companies, which, in our view, face limited potential financial distress.  The debt to equity ratio5 for the aggregate holdings of the Fund stands at 75% versus the broad international market at 108%.  This ratio includes financial institutions.  Many of the Fund’s companies are managed with little debt and sometimes boast a net-cash balance sheet. Broad-based economic distress has weakened many less financially stable competitors.  Rising interests rates will damage these players prospects.  As a result, we would expect our holdings to take advantage of their competitors’ weakness in the coming years.

2)
Valuation: Investors continue to shift away from fundamental analysis on individual stocks by investing in index funds and Exchange Traded Funds (ETFs).  This trend results in inefficiencies in the markets and as a result, we are able to purchase what we believe are attractive franchises, with strong balance sheets relative to their peers at attractive prices.  Currently, the aggregate holdings of the Fund trade at a price to book ratio6 of 1.0x and a price to earnings ratio7 of 11.7x.

3)
Exposure to vibrant parts of the world at what we think are attractive prices: The Fund’s direct and indirect exposure to emerging economies provides the Fund with growth opportunities that would not be available exclusively in developed market economies.  Although there has been a general slowdown in growth in emerging markets, our investments are oriented toward individual consumption growth rather than exports or financial services.  We expect increased buying power to be a feature that defines emerging market economies over the long-term, despite near-term headwinds, which should benefit our holdings.

Thank you for investing in the Advisory Research International All Cap Value Fund.  We look forward to updating you in 2015.

Advisory Research, Inc.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

5 A measure of a company’s financial leverage and indicates what portfolio of equity and debt a company is using to finance its assets.
6 A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company.  Generally, a low price-book value ratio can indicate a company is being undervalued.
7 A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings.  Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.

Advisory Research

Advisory Research International All Cap Value Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Value Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Value Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2014
	1 Year	3 Years	Since Inception*
Advisory Research All Cap Value Fund	-1.28%	10.36%	2.67%
MSCI EAFE Value Index	-0.60%	9.88%	3.06%

*   Fund commenced operations on May 2, 2011.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund are 12.08% and 1.11% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lower.  The contractual fee waivers are in effect until February 28, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 92.5%
	AUSTRALIA – 3.3%
2,970	GrainCorp Ltd. - Class A	$22,971
15,550	Orora Ltd.	23,791
		46,762
	AUSTRIA – 3.0%
1,329	BUWOG A.G.	24,570
6,194	IMMOFINANZ A.G.*	18,751
		43,321
	BERMUDA – 1.6%
2,626	Catlin Group Ltd.	22,560

	BRAZIL – 1.5%
6,564	MRV Engenharia e Participacoes S.A.	21,711

	DENMARK – 1.7%
936	D/S Norden A/S	24,614

	FRANCE – 4.9%
191	Cie Generale des Etablissements Michelin	16,590
764	GDF Suez	18,550
308	Total S.A.	18,388
443	Vallourec S.A.	16,190
		69,718
	GERMANY – 6.2%
657	DMG MORI SEIKI A.G.	16,822
355	Fresenius S.E. & Co. KGaA	18,267
402	Rheinmetall A.G.	17,321
547	Talanx A.G.	17,651
85	Volkswagen A.G.	18,177
		88,238
	HONG KONG – 3.2%
37,935	Dah Chong Hong Holdings Ltd.	22,371
6,846	Yue Yuen Industrial Holdings Ltd.	22,982
		45,353
	IRELAND – 1.8%
1,215	Smurfit Kappa Group PLC	25,104

	ITALY – 1.3%
1,328	Buzzi Unicem S.p.A.	17,969

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN – 21.0%
5,000	Aozora Bank Ltd.	$17,575
700	Azbil Corp.	16,881
3,000	Chiyoda Corp.	30,905
4,000	Chugoku Marine Paints Ltd.	31,611
1,100	Ibiden Co., Ltd.	16,535
3,300	Mitsubishi UFJ Financial Group, Inc.	19,236
1,200	Mitsui & Co., Ltd.	18,119
800	MS&AD Insurance Group Holdings, Inc.	17,293
7,000	Nishi-Nippon City Bank Ltd.	19,189
800	Ryosan Co., Ltd.	16,910
300	Secom Co., Ltd.	18,488
3,200	SKY Perfect JSAT Holdings, Inc.	19,644
400	Toyota Industries Corp.	19,046
900	Unipres Corp.	17,910
1,400	Yamaha Corp.	19,190
		298,532
	LUXEMBOURG – 1.3%
1,402	ArcelorMittal	18,450

	NETHERLANDS – 4.2%
790	Delta Lloyd N.V.	18,006
302	Koninklijke DSM N.V.	18,923
627	Royal Dutch Shell PLC - A Shares	22,398
		59,327
	NORWAY – 6.0%
845	Aker A.S.A.	20,611
3,552	Austevoll Seafood A.S.A.	23,098
3,733	Petroleum Geo-Services A.S.A.	18,541
41,666	Vard Holdings Ltd.*	22,281
		84,531
	SINGAPORE – 1.6%
57,000	Golden Agri-Resources Ltd.	23,098

	SOUTH AFRICA – 1.7%
2,591	Investec PLC	23,759

	SOUTH KOREA – 4.6%
142	Hyundai Motor Co.	22,533
329	Samsung C&T Corp.	22,256
175	Samsung SDI Co., Ltd.	20,636
		65,425

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWEDEN – 3.3%
1,325	Industrivarden A.B. - C Shares	$23,212
672	Investor A.B. - B Shares	24,119
		47,331
	SWITZERLAND – 8.0%
178	Baloise Holding A.G.	22,406
1,350	GAM Holding A.G.	23,054
249	Novartis A.G.	23,107
71	Syngenta A.G.	21,956
75	Zurich Insurance Group A.G.	22,696
		113,219
	UNITED ARAB EMIRATES – 1.6%
2,608	Dragon Oil PLC	22,517

	UNITED KINGDOM – 10.7%
1,698	Bovis Homes Group PLC	22,933
2,180	CNH Industrial N.V.	17,790
2,162	HSBC Holdings PLC	22,043
1,499	Kennedy Wilson Europe Real Estate PLC	24,939
4,511	Kingfisher PLC	21,854
539	Unilever PLC - ADR	21,684
8,488	WM Morrison Supermarkets PLC	21,075
		152,318
	TOTAL COMMON STOCKS (Cost $1,318,311)	1,313,857

	SHORT-TERM INVESTMENTS – 3.5%
49,693	Fidelity Institutional Money Market Fund, 0.04%1	49,693

	TOTAL SHORT-TERM INVESTMENTS (Cost $49,693)	49,693

	TOTAL INVESTMENTS – 96.0% (Cost $1,368,004)	1,363,550
	Other Assets in Excess of Liabilities – 4.0%	57,245

	TOTAL NET ASSETS – 100.0%	$1,420,795

ADR – American Depositary Receipt
PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research International All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Real Estate Operating & Services	8.5%
Automotive	7.9%
Banking	7.2%
Chemicals	6.7%
Asset Management	6.4%
Oil, Gas & Coal	5.8%
Real Estate Investment Trusts (REIT)	4.8%
Consumer Products	4.8%
Iron & Steel	3.7%
Engineering & Construction Services	3.6%
Containers & Packaging	3.4%
Consumer Discretionary Services	3.1%
Retail Discretionary	3.1%
Design, Manufacturing & Distribution	2.6%
Manufactured Goods	2.2%
Transportation Equipment	1.7%
Biotechnology & Pharmaceuticals	1.6%
Apparel & Textile Products	1.6%
Distribution/Wholesale - Consumer Staples	1.6%
Machinery	1.6%
Retail Staples	1.5%
Media Content	1.4%
Distributors	1.3%
Utilities	1.3%
Home & Office Products	1.3%
Health Care Facilities/Services	1.3%
Construction Materials	1.3%
Software	1.2%
Total Common Stocks	92.5%
Short-Term Investments	3.5%
Total Investments	96.0%
Other Assets in Excess of Liabilities	4.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International Small Cap Value Fund (the “Fund”) completed fiscal year 2014 with moderate absolute performance but favorable relative performance to its primary benchmarks.  During the fiscal year, the Fund outperformed both the MSCI EAFE Small Cap Index and the MSCI EAFE Index respectively.  We maintained strict adherence to our investment process, which focuses on finding well-capitalized companies trading at low valuations with attractive business models and capable management teams.  Our conservative approach to investing was rewarded this year as the US dollar return of our markets ended the year in negative territory, while we were able to deliver positive returns.

Market & Portfolio Overview
Economic circumstances differed dramatically around the world in fiscal year 2014.  The U.S. economy plowed ahead, reducing its unemployment rate and delivering moderate growth.  The U.K. saw circumstances that paralleled the U.S. reasonably closely, while Europe suffered from a range of economic maladies, including the threat of deflation.  In Asia, concerted efforts to stimulate the economy in Japan were offset to a certain degree by a rise in consumption taxes.  Hong Kong, Singapore and Australia all suffered from the impact of the Chinese government’s attempt to recalibrate the Chinese economy away from breakneck growth at all costs  (including environmental degradation and the acceptance of a corrupt bureaucracy) towards a more sustainable model.

The biggest impact on the Fund from the above-mentioned headwinds was a sharp appreciation in the value of the U.S. dollar versus most of the main currencies in which the Fund purchases securities.  U.S. dollar appreciation during the fiscal year amounted to approximately 7.8%. In local currency terms, the Fund performed reasonably well on an absolute basis, returning approximately 10.8%.1  We feel that 2014 is an outlier in terms of currency impact for the Fund.  Going forward, many of our companies will benefit from their weakened functional currencies, as their competitiveness at home and abroad will be enhanced versus competitors with U.S. dollar based cost structures.

When looking at the fund from a sector perspective, we outperformed our primary benchmark in Financials and Materials during the year, while our holdings in Industrials and Energy detracted from performance.  From a country perspective, securities in the Netherlands, Japan and South Korea bolstered performance, while names in Hong Kong and Denmark performed below expectations.

We pride ourselves on staying true to our time-tested investment process, despite market volatility that is inherent in small cap investing.  We believe valuation is essential for successful long-term investing and we focus on finding high quality stocks at discounted prices. From a quantitative perspective, we feel the valuation of a stock is supported by our estimate of its adjusted Net Asset Value (“NAV”).  Our research delves deep into the balance sheets of potential investments to determine our NAV estimate; it strips away assets that general do not hold up well in down markets and adjusts many standard GAAP or IFRS items with the fair market value of these items.  After completing this analysis, we believe we can reasonably understand the potential downside of a prospective investment via our NAV estimate.

We also strive to determine the potential upside of an investment, and we use a combination of quantitative and qualitative analysis to derive our upside estimate.  An important part of our analysis is developed through our ongoing dialogue, both over the phone and in person, with management teams to determine if they have clear plans to unlock the value of the shares for the benefit of all shareholders.  We understand unlocking value can take a considerable amount of time, so we also ensure that the companies under our consideration have little to no debt.  In addition, our average holding period of 1 to 3 years allows our management teams time to deliver on their strategies.  In an investment climate which is frequently driven by quarterly results, our ability to look out over the mid-term gives us an opportunity to take advantage of time arbitrage, which is not available to many of our competitors.  Finally, while we are not driven by macroeconomic factors, we are cognizant of them and we analyze these factors in an attempt to capitalize on pricing anomalies.

Examples of securities that performed well during the year were Aperam SA and Fila Korea.  Luxembourg-based Aperam is one of the largest producers of stainless steel in Europe and the largest producer in Brazil.  The company delivered strong results during the year due to increasing demand in Europe for stainless steel, which resulted in very high operational leverage. The high degree of operational leverage enjoyed by Aperam resulted from very aggressive cost cutting embarked on by management after Aperam’s spin-off from former parent, Arcelor-Mittal.  In 2014, Aperam cut costs faster than market expectations and announced further cost cutting measures designed to deliver $100mm in savings.  If Aperam’s end markets continue to perform reasonably well, the company stands to deliver strong earnings growth.

1 Source of local returns: FactSet Research Systems.

From time to time, the Fund will invest in stocks domiciled in emerging markets if the investment case is particularly compelling.  Fila Korea, based in South Korea, presented a strong enough investment case at the time purchase that it was included in the Fund despite being traded on the Korea Stock Exchange. Fila Korea is comprised of two main assets.  The most profitable asset currently is the Fila brand, which is either sold directly or licensed around the world.  Fila Korea has made great strides reviving the Fila brand.  Its U.S. subsidiary, for example, delivered 37% revenue growth during the year and its Chinese licensee also experienced strong growth.  Fila Korea’s other asset is the Acushnet brand, which controls such well known brands as Titleist and Foot Joy.  Management’s goal with these golf-related brands is to improve efficiencies and market penetration, especially in China, where golf is rapidly growing in popularity.  During the year, both the Fila brand and Asuchnet brands generated better than expected results, which had a very favorable impact on the company’s stock price.

William Morrison Supermarkets PLC (“Morrison’s”) and Petroleum Geo-Services ASA were examples of companies that fell short of our expectations during the year.  Morrison’s is the 4th largest food retailer in the UK.  The company suffered from continued same-store-sales declines amid increased competition from discount chains on the low-end and more focused purveyors on the high end.  Morrison’s reacted to the slide in same-store-sales by investing in price-via-discounting and a new loyalty program.  While Morrison’s is in a fight to regain market share, it has strong asset backing, which we value at more than 100% of its market capitalization.  At some point, we would expect management to divest the company of some of its properties and use the proceeds to improve its competitive positioning.  In the interim, the company is implementing a major software overhaul which should offset some of the costs associated with its discounting.  Given its strong footprint, cash flow characteristics, and property locations, we feel that there is limited risk of financial distress for Morrison’s and that it is in a good position to fend off discounters.  With its year-over-year fall in stock price, Morrison’s is trading very cheaply on key financial metrics even factoring in margin erosion due to price competition.

Petroleum Geo-Services ASA is a leading seismic operator and technological leader with a 22% global market share. When purchased, this Norwegian-based company was trading at a discount to its historical metrics despite being in a favorable phase of the industry cycle and yielding above average historic returns on equity.  Unfortunately, the stock price has continued to drift down since our purchase due to concerns regarding overcapacity in the seismic space. We feel that these concerns are more than adequately priced into the stock and that the industry is working through its capacity issues, and should emerge in supply/demand equilibrium by next year.

Strategic acquirers are often attracted to companies in the Fund’s portfolio for the same reasons we found them intriguing; they are stable companies that are undervalued and have management teams that are focused on unlocking value for shareholders.  On occasion, companies in our portfolio will receive buy-out offers. During the fiscal year, two of our portfolio companies received buy-out offers.  F&C Asset Management, the third largest asset manager in the UK, received a buyout offer from Bank of Montreal.  The offer premium came in above 25%, which we felt represented the fair value of the company and we exited the position on the announcement of the deal.  We also received a buyout offer for one of our largest positions in the portfolio, Cermaq, a Norwegian-based salmon producer.  It is important to note that this is the second buyout offer we received for Cermaq.  In fiscal year 2013, Marine Harvest, a competitor, initiated a takeover attempt of Cermaq which was not allowed on anti-trust grounds by the Norwegian government.  We sold the stock before the deal was cancelled and repurchased it after Marine Harvest walked away from the deal.  In 2014, Mitsubishi of Japan entered into exclusive discussions with Cermaq regarding a buyout.  This time Mitsubishi had the full backing of the Norwegian government and the buyout was permitted.  Because of our deep knowledge of our portfolio companies, it is not uncommon for us to buy and sell them on more than one occasion given dynamically changing market conditions.

Outlook
Unlike 2013, where we saw levels of exuberance in a number of our investable markets which we felt might have been unjustified, 2014 ended with negative sentiment surrounding many of our markets.  As value investors and often contrarian investors, the negative sentiment we see in many of our markets bodes well for the future.  In 2014 we focused a lot of our attention towards rebalancing the Fund away from our more expensive names and towards cheaper stocks with more upside potential.  We were afforded this opportunity precisely because sentiment is poor currently.  We cannot predict the future, but we do know that one of the keys of generating attractive long-term returns is rooted in purchasing securities at low relative and absolute valuations.

Advisory Research

Highlights of the Fund’s characteristics are as follows:

1)
Solid underlying fundamentals: The Fund seeks to invest in well-capitalized companies, which, in our view, face limited potential financial distress.  The debt to equity ratio2 for the aggregate holdings of the Fund stands at 70% versus the broad international market at 108%.  This ratio includes financial institutions.  Many of the Fund’s companies are managed with little debt and sometimes boast a net-cash balance sheet. Broad-based economic distress has weakened many less financially stable competitors.  Rising interests rates will damage these players prospects.  As a result, we would expect our holdings to take advantage of their competitors’ weakness in the coming years.

2)
Valuation: Investors continue to shift away from fundamental analysis on individual stocks by investing in index funds and Exchange Traded Funds (ETFs).  This trend results in inefficiencies in the market, especially in the small and mid cap international realm.  As a result, we are able to purchase what we believe are attractive franchises, with strong balance sheets relative to their peers at attractive prices.  Currently, the aggregate holdings of the Fund trade at a price to book ratio3 of 1.0x and a price to earnings ratio4 of 12.2x.

3)
Exposure to vibrant parts of the world at what we think are attractive prices: The Fund’s direct and indirect exposure to emerging economies provides the Fund with growth opportunities that would not be available exclusively in developed market economies.  Although there has been a general slowdown in growth in emerging markets, our investments are oriented toward individual consumption growth rather than exports or financial services.  We expect increased buying power to be a feature that defines emerging market economies over the long-term, despite near-term headwinds, which should benefit our holdings.

Thank you for investing in the Advisory Research International Small Cap Value Fund.  We look forward to updating you in 2015.

Advisory Research, Inc.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

2 A measure of a company’s financial leverage and indicates what portfolio of equity and debt a company is using to finance its assets.
3 A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company.  Generally, a low price-book value ratio can indicate a company is being undervalued.
4 A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings.  Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.

Advisory Research

Advisory Research International Small Cap Value Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor class, made at its inception, with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index.  Results include the reinvestment of all dividends and capital gains.  The MSCI EAFE Index (Europe, Australia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada.

These indices do not reflect expenses, fees or sales charge, which would lower performance.  These indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2014
	1 Year	3 Years	Since Inception*
Advisory Research International Small Cap Value Fund – Investor Class	2.84%	12.59%	9.00%
Advisory Research International Small Cap Value Fund – Class I	2.95%	12.74%	9.15%
MSCI EAFE Index	-0.60%	9.68%	6.13%
MSCI EAFE Small Cap Index	-2.02%	11.12%	8.41%

*
The Investor Class commenced operations on March 31, 2010.  Class I commenced operations on December 31, 2013.  The performance figures for Class I includes the performance for the Investor Class for the period prior to the start date of the Class I Shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Investor Class shares were 1.33% and 1.31% and for Class I shares were 1.18% and 1.16% respectively, which are the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lowered.  The contractual fee waivers are in effect until February 28, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 92.2%
	AUSTRALIA – 4.0%
495,944	Decmil Group Ltd.	$779,048
254,383	GrainCorp Ltd. - Class A	1,967,461
1,896,772	Orora Ltd.	2,902,074
		5,648,583
	AUSTRIA – 2.3%
69,993	BUWOG A.G.	1,293,976
550,843	IMMOFINANZ A.G.*	1,667,577
6,278	Lenzing A.G.	361,968
		3,323,521
	BELGIUM – 2.6%
18,497	Befimmo S.A. - REIT	1,425,520
21,444	Cie d'Entreprises CFE	2,319,029
		3,744,549
	BERMUDA – 2.0%
335,946	Catlin Group Ltd.	2,886,147

	BRAZIL – 1.3%
549,190	MRV Engenharia e Participacoes S.A.	1,816,456

	CANADA – 0.9%
193,671	Genesis Land Development Corp.1	761,246
130,100	Genesis Land Development Corp	511,351
		1,272,597
	DENMARK – 1.1%
57,581	D/S Norden A/S	1,514,196

	FRANCE – 2.0%
48,217	Saft Groupe S.A.	1,434,232
40,009	Vallourec S.A.	1,462,194
		2,896,426
	GERMANY – 4.6%
86,606	DMG MORI SEIKI A.G.	2,217,493
46,678	Rheinmetall A.G.	2,011,167
69,631	Talanx A.G.	2,246,970
		6,475,630
	HONG KONG – 5.9%
4,595,752	Asian Citrus Holdings Ltd.	824,133
3,653,371	Dah Chong Hong Holdings Ltd.	2,154,515

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	HONG KONG (Continued)
4,678,993	Emperor Entertainment Hotel Ltd.	$1,405,773
5,403,083	Emperor International Holdings Ltd.	1,178,127
819,777	Yue Yuen Industrial Holdings Ltd.	2,751,959
		8,314,507
	IRELAND – 3.2%
500,539	Beazley PLC	2,102,408
117,766	Smurfit Kappa Group PLC	2,433,211
		4,535,619
	ITALY – 1.3%
134,893	Buzzi Unicem S.p.A.	1,825,214

	JAPAN – 27.9%
565,000	Aozora Bank Ltd.	1,985,923
87,650	Arcs Co., Ltd.	1,931,661
73,800	Azbil Corp.	1,779,722
398,000	Bank of Yokohama Ltd.	2,300,140
131,150	Chiyoda Corp.	1,351,085
312,250	Chugoku Marine Paints Ltd.	2,467,631
93,800	Daiseki Co., Ltd.	1,642,523
565,000	Denki Kagaku Kogyo KK	1,845,571
25,400	Hogy Medical Co., Ltd.	1,319,525
113,600	Hokuto Corp.	2,071,175
51,200	Horiba Ltd.	1,852,302
75,100	Ibiden Co., Ltd.	1,128,901
43,638	Inaba Denki Sangyo Co., Ltd.	1,521,126
40,700	Japan Petroleum Exploration Co.	1,330,582
51,000	Maruichi Steel Tube Ltd.	1,204,385
793,000	Nishi-Nippon City Bank Ltd.	2,173,788
86,665	Ryosan Co., Ltd.	1,831,855
271,000	Shindengen Electric Manufacturing Co., Ltd.	1,765,406
179,200	Shinko Plantech Co., Ltd.	1,369,950
398,285	SKY Perfect JSAT Holdings, Inc.	2,444,990
123,200	Star Micronics Co., Ltd.	1,873,463
122,200	Unipres Corp.	2,431,761
		39,623,465
	LUXEMBOURG – 1.4%
70,136	APERAM*	2,017,922

	MEXICO – 0.8%
253,239	Grupo Simec S.A.B. de C.V.*	1,120,613

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	NETHERLANDS – 3.9%
139,279	Delta Lloyd N.V.	$3,174,584
37,341	Koninklijke DSM N.V.	2,339,680
		5,514,264
	NORWAY – 5.3%
59,049	Aker A.S.A.	1,440,321
398,734	Austevoll Seafood A.S.A.	2,592,900
273,315	Petroleum Geo-Services A.S.A.	1,357,494
3,854,586	Vard Holdings Ltd.*	2,061,260
		7,451,975
	PANAMA – 1.3%
52,712	Banco Latinoamericano de Comercio Exterior S.A. - Class E	1,773,232

	SINGAPORE – 1.5%
5,336,000	Golden Agri-Resources Ltd.	2,162,311

	SOUTH AFRICA – 2.0%
314,954	Investec PLC	2,888,044

	SOUTH KOREA – 4.6%
5,257	Dongwon Industries Co., Ltd.	1,613,039
25,033	Fila Korea Ltd.	2,614,312
52,807	Samsung Card Co., Ltd.	2,270,747
		6,498,098
	SWEDEN – 1.4%
116,521	Industrivarden A.B. - C Shares	2,041,249

	SWITZERLAND – 4.9%
17,137	Baloise Holding A.G.	2,157,177
132,268	GAM Holding A.G.	2,258,742
33,049	Pargesa Holding S.A.	2,572,450
		6,988,369
	UNITED KINGDOM – 6.0%
170,747	Bovis Homes Group PLC	2,306,054
477,827	Colt Group S.A.*	1,054,873
173,978	Greggs PLC	1,687,595
92,642	Kennedy Wilson Europe Real Estate PLC	1,541,316
799,709	WM Morrison Supermarkets PLC	1,985,648
		8,575,486
	TOTAL COMMON STOCKS (Cost $124,348,675)	130,908,473

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 6.1%
8,592,255	Fidelity Institutional Money Market Fund, 0.04%2	$8,592,255
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,592,255)	8,592,255

	TOTAL INVESTMENTS – 98.3% (Cost $132,940,930)	139,500,728
	Other Assets in Excess of Liabilities – 1.7%	2,372,397

	TOTAL NET ASSETS – 100.0%	$141,873,125

PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Canadian security traded in the U.S.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Real Estate Operating & Services	8.9%
Banking	7.8%
Consumer Products	6.5%
Real Estate Investment Trusts (REIT)	5.0%
Chemicals	4.9%
Engineering & Construction Services	4.1%
Iron & Steel	4.1%
Asset Management	4.0%
Retail Staples	4.0%
Consumer Discretionary Services	3.8%
Apparel & Textile Products	3.8%
Containers & Packaging	3.8%
Automotive	3.1%
Manufactured Goods	2.5%
Software	2.4%
Oil, Gas & Coal	1.9%
Metals & Mining	1.8%
Media Content	1.7%
Waste & Environment Service Equipment & Facilities	1.6%
Institutional Financial Services	1.6%
Retail Discretionary	1.5%
Machinery	1.5%
Distribution/Wholesale - Consumer Staples	1.4%
Electrical Equipment	1.3%
Construction Materials	1.3%
Hardware	1.2%
Utilities	1.2%
Transportation Equipment	1.1%
Renewable Energy	1.0%
Recreational Facilities & Services	1.0%
Medical Equipment/Devices	0.9%
Design, Manufacturing & Distribution	0.8%
Telecom	0.7%
Total Common Stocks	92.2%
Short-Term Investments	6.1%
Total Investments	98.3%
Other Assets in Excess of Liabilities	1.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

Fund management is pleased to write its inaugural annual letter to shareholders of the Advisory Research Small Company Opportunities Fund (the “Fund”).  The Fund completed the fiscal year with solid absolute performance and outperformed its primary benchmark, the Russell 2000 Value Index. Our investment process focuses on finding and purchasing well‐capitalized, profitable companies that trade at a discount to our estimate of their net asset value. Current market volatility has provided ample opportunities to find such companies and invest in them at attractive prices.

Market & Portfolio Overview
U.S. equity markets posted solid returns during the year ended 10/31/2014, with the broad market Index, the S&P 500, up over 17%.  The U.S. also outperformed developed and emerging international markets during this period.  The MSCI EAFE Index was up fractionally at 0.07% and the MSCI Emerging Markets Index was up 0.95%. Stronger domestic economic growth led to outperformance of U.S. equities.  After a weak first calendar quarter with negative GDP growth at -2.1%, largely attributed to poor weather, U.S. GDP growth bounced back at 4.6% and 3.9% in the second and third calendar quarters, respectively.  Additionally, unemployment declined during the fiscal year, from 7.2% at 10/31/13 to 5.8% at 10/31/14.

Despite strong absolute and relative performance during the fiscal year, the lack of yield oriented securities in the Fund was a performance headwind. Yield-oriented stocks, such as utilities and REITS have been up over 20% since the start of the calendar year, outperforming major indexes.  As bottom-up investors, we have little to no exposure to these areas given their risk-reward profiles and valuation levels over the past few years and this created a performance drag relative to the index.  We were, however, able to overcome these obstacles and create positive alpha with our stock selection in the Consumer Staples and Energy Sectors.

Individual companies detracting from performance during the period included Gulfport Energy Corp.  Gulfport Energy, based in Oklahoma City, OK, engages in the exploration, development and production of oil and natural gas properties.  Amongst others, Gulfport has acreage in the Utica Shale of Eastern Ohio.  Gulfport’s price dropped mid-year after reducing its full year production guidance and announcing a change in its strategy going forward.  The company replaced its CEO in April and is moving forward to correct mistakes made in execution around its assets in the oil-rich Utica Shale.  We felt the market reaction was extreme and continue to hold the position.

On the positive side, Core-Mark Holdings was a beneficial to overall performance during the quarter.  The company is the nation’s largest distributor of dry goods and fresh goods to convenience stores.  Core-Mark has enjoyed several quarters of growth due to its focus on consolidating distribution to convenience stores, which is a fragmented industry.  In addition, during the fiscal year, Core-Mark announced expansion into the drug-store channel, as a result of a contract to service 800 stores.  We believe that Core-Mark is well positioned to continue to grow earnings.

The Fund does benefit from M&A activity as strategic acquirers are often attracted to companies in our portfolio for the same reasons we found them intriguing; they are stable companies that are undervalued and have management teams focused on unlocking value for shareholders.  In April 2014, Susser Holdings agreed to sell itself to Energy Transfer Partners for $80.25/share, which represented a 41% premium to Susser’s prior day closing price.  Susser is a Texas-focused convenience store chain, which owns 50.1% of Susser Petroleum Partners LP, a gasoline distribution MLP.  Susser benefits from its skillful food service operations and its ability to concentrate density of fuel delivery in the growing Texas market.   The current low interest rate environment and an improving confidence in the economy have begun to revive M&A activity market-wide and Susser is one example of the positive result in the Fund’s portfolio.

Outlook
We expect the continued economic recovery to buoy the equity markets going forward, however we expect more modest gains over the next five years, compared to the strong double digit annual returns of the last five years.  We will remain committed to our investment philosophy and process and will continue to look for high quality companies with asset-rich balance sheets and management teams with clear and articulated plans to unlock value.  Historically, investing in this profile of companies has provided the benefits of relative downside protection, upside participation, and long-term performance.

We thank you for investing in the Advisory Research Small Company Opportunities Fund and look forward to updating you again in 2015.

Advisory Research, Inc.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the Fund is equity risk, which is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The Fund’s investments in non-U.S. issuers may involve unique risks such as more volatility compared to investing in securities of U.S. issuers. The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research Small Company Opportunities Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, with a similar investment in the Russell 2000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  This does not reflect expenses, fees or sales charge, which would lower performance.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Return as of October 31, 2014
	3 Months	6 Months	Since Inception* (Cumulative)
Advisory Research Small Company Opportunities	3.41%	3.90%	9.50%
Russell 2000 Value Index	4.10%	2.78%	8.16%

*   Fund commenced operations on November 01, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.18% and 1.10% respectively, which were the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lower. The contractual fee waivers are in effect until February 28, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Small Company Opportunities Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 97.6%
	COMMUNICATIONS – 3.2%
487	Atlantic Tele-Network, Inc.	$32,721
5,120	Hawaiian Telcom Holdco, Inc.*	137,728
		170,449
	CONSUMER DISCRETIONARY – 12.0%
12,240	ARC Document Solutions, Inc.*	124,236
486	Biglari Holdings, Inc.*	169,692
28,166	Destination XL Group, Inc.*	147,590
7,741	hhgregg, Inc.*	40,098
9,930	Tropicana Entertainment, Inc.*	159,376
		640,992
	CONSUMER STAPLES – 9.4%
3,360	Core-Mark Holding Co., Inc.	194,981
5,220	CST Brands, Inc.	199,665
11,210	TravelCenters of America LLC*	108,513
		503,159
	ENERGY – 11.7%
3,190	Carrizo Oil & Gas, Inc.*	165,689
2,430	Delek U.S. Holdings, Inc.	82,353
1,630	Gulfport Energy Corp.*	81,793
4,047	Sunoco LP	186,445
5,670	Tesco Corp.	107,957
		624,237
	FINANCIALS – 27.5%
2,700	Alexander & Baldwin, Inc.	108,081
5,790	Capital Southwest Corp.	212,262
9,000	Clifton Bancorp, Inc.	117,180
3,064	Consolidated-Tomoka Land Co.	159,910
3,045	Forestar Group, Inc.*	53,135
12,860	Gramercy Property Trust, Inc. - REIT	80,375
10,000	KCG Holdings, Inc. - Class A*	106,600
6,545	Kennedy-Wilson Holdings, Inc.	177,304
1,970	Navigators Group, Inc.*	134,137
9,060	Northfield Bancorp, Inc.	129,015
5,670	State Bank Financial Corp.	101,606
13,310	Trade Street Residential, Inc. - REIT	91,839
		1,471,444
	HEALTH CARE – 7.4%
2,220	Analogic Corp.	161,927
10,990	Independence Holding Co.	155,508

Advisory Research Small Company Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
5,350	Omega Protein Corp.*	$77,308
		394,743
	INDUSTRIALS – 3.1%
13,010	Stoneridge, Inc.*	169,000

	MATERIALS – 20.9%
3,740	H.B. Fuller Co.	156,968
10,440	Horsehead Holding Corp.*	164,012
2,960	Innophos Holdings, Inc.	168,720
3,440	Innospec, Inc.	138,873
12,350	Intrepid Potash, Inc.*	166,108
4,110	LSB Industries, Inc.*	154,248
5,410	Lydall, Inc.*	167,331
		1,116,260
	TECHNOLOGY – 2.4%
5,030	TeleTech Holdings, Inc.*	129,824

	TOTAL COMMON STOCKS (Cost $5,020,032)	5,220,108

	SHORT-TERM INVESTMENTS – 6.4%
344,154	Fidelity Institutional Money Market Fund, 0.04%1	344,154
	TOTAL SHORT-TERM INVESTMENTS (Cost $344,154)	344,154

	TOTAL INVESTMENTS – 104.0% (Cost $5,364,186)	5,564,262
	Liabilities in Excess of Other Assets – (4.0)%	(215,712)

	TOTAL NET ASSETS – 100.0%	$5,348,550

LP – Limited Partnership
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Small Company Opportunities Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Chemicals	17.8%
Real Estate Investment Trusts (REIT)	12.5%
Oil, Gas & Coal	11.7%
Banking	6.5%
Recreational Facilities & Services	6.2%
Retail Staples	5.8%
Asset Management	4.0%
Distribution/Wholesale - Consumer Staples	3.6%
Retail Discretionary	3.5%
Telecom	3.2%
Electrical Equipment	3.2%
Metals & Mining	3.1%
Medical Equipment/Devices	3.0%
Health Care Facilities/Services	2.9%
Real Estate Operating & Services	2.5%
Technology Services	2.4%
Home & Office Products	2.3%
Insurance	2.0%
Biotechnology & Pharmaceuticals	1.4%
Total Common Stocks	97.6%
Short-Term Investments	6.4%
Total Investments	104.0%
Liabilities in Excess of Other Assets	(4.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Strategic Income Fund (the “Fund”) completed fiscal year 2014 with positive absolute performance, but trailed its primary benchmark, the BofA Merrill Lynch Fixed Rate Preferred Securities Index (the “Index”). Our investment process focuses on finding and investing in several types of income-generating securities, where we believe we can obtain an attractive spread over the yield on Treasuries, while preserving solid overall credit quality and protecting against downside from volatility in interest rates.

Market & Portfolio Overview
Interest rates declined throughout most of the year, which helped propel year-to-date performance for income-oriented securities and the Strategic Income Fund. The path of interest rates during the year, however, was not linear, but rather it experienced periods of volatility. The start of the year was characterized by soft economic data, in part due to a harsh winter, which lead to lower GDP growth forecasts and tame inflation expectations. These events helped to push interest rates down as prospects for the U.S. economy appeared to be weaker than originally anticipated.

As the year progressed, exogenous events, including escalating international tensions in the Ukraine and the Middle East, sovereign default scares in Argentina, and concerns surrounding the Ebola epidemic helped to drive Treasury yields even lower as investors sought a flight to safety in domestic fixed income assets. Yields declined despite the fact that the Fed continued to reduce its monthly asset purchase program (commonly referred to as “QE3”) and U.S. economic data showed signs of improvement.

More recently, U.S. economic developments have been largely positive as the labor market logged further gains and GDP growth appears to be picking up. Additionally, the Fed wrapped up QE3 and is no longer buying additional securities. These latest developments have seemingly lent support for interest rates to reverse course and begin a gradual ascent. At the same time, weaker economic growth abroad, and slow wage gains for workers, are factors that may lead the Fed to proceed more slowly with raising the target Federal Funds rate.

As noted above, the Fund had strong absolute performance, but underperformed the Index during the period. In anticipation of rising rates over the next few years we have maintained a reduced exposure to fixed-rate preferred securities at 27% of fund assets as of October 31, 2014, compared to nearly 60% of fund assets in early 2013. These securities can offer an attractive spread, but with longer maturities (some of which are perpetual), they can be highly sensitive to changes in interest rates. As we reduced the Fund’s exposure to fixed-rate preferred securities we increased its exposure to less interest-rate sensitive securities, including short to intermediate corporate bonds and fixed-to-floating rate securities.

The Fund’s holdings of short to intermediate corporate bonds, which account for approximately 20% of fund assets, have date certain maturities generally ranging from four to ten years. So while short-term volatility may cause initial adverse performance for these securities, their relatively short-term nature provides downside protection given a return of principal at maturity. Meanwhile, the Fund’s holdings of fixed-to-floating securities, which comprise roughly 40% of funds assets, have a fixed coupon for a period of time but then switch to a floating rate, typically ten years from initial issuance. These securities can offer a level of protection should interest rates rise in the future as their coupons reset based on the prevailing level of rates, typically by a mark-up over the three-month LIBOR1.

Asset allocation adversely affected portfolio performance compared to the Index. The relative longer duration nature of the Index, which is comprised solely of fixed-rate preferreds securities, benefitted more from the declining interest rate environment witnessed throughout most of this year. Long duration can be a double-edged sword; with benefits received during periods of declining interest rates quickly disappearing and replaced with adverse outcomes should interest rates rise. We believe that the Fund is well positioned given that we expect interest rates to drift higher over the next few years. Rising yields pose a risk for long duration securities, which is one of the key reasons we shifted the portfolio toward fixed-to-floating rate securities and lowered our exposure to fixed-rate preferreds over the last two years.

1 London Interbank Offered Rate – the benchmark rate that some of the world’s leading banks charge each other for short-term loans.

Outlook
Despite overseas headwinds and the inevitable bumps along the road to economic recovery, it appears that the general trends call for continued improvement in the U.S. economy. While exogenous events such as rising international tensions or more serious concerns surrounding Ebola can cause a change in trajectory, we expect interest rates to gradually rise over the next few years. The exact timing of when this trends starts, however, remains unclear. The Fed completed an important milestone with the end of QE3. With rates continuing to be low on an absolute basis, we expect heightened volatility, in particular in the interim period between now and when the Fed ultimately begins to raise rates. In this low yield environment, many investors have chosen to pursue securities that offer high yields without fully appreciating the risks involved with such an endeavor.

It is important for investors to be mindful of the instant gratification of chasing high yields and to think prudently about how they are achieving that yield. Our view is that a portfolio needs to work over the investment horizon and not just be something that is positioned only for today. These are among the important considerations we evaluate when structuring the Strategic Income Fund.

The unpredictable nature of interest rates over the short-term and subsequent effect on income securities will cause portfolio performance to lag the Index from time to time. However, we believe that balancing competing considerations of earning sufficient yield with protecting principal, instead of just reaching for yield, is crucial to long-term investment success.

We thank you for investing in the Advisory Research Strategic Income Fund and look forward to updating you again in 2015.

Advisory Research, Inc.

The value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors.  Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk.  High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk.  Foreign and US currencies may unfavorably fluctuate in value relative to each other.  Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, difference in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors.  Stocks are subject to substantial risks that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  The Fund may write covered call options on its holdings and will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.

Advisory Research

Advisory Research Strategic Income Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

The Fund commenced operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the “Predecessor Account”).  The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund.  This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception, with a similar investment in the BofA Merrill Lynch Fixed Rate Preferred Securities Index.  Results include the reinvestment of all dividends and capital gains.

The BofA Merrill Lynch Fixed Rate Preferred Securities Index: Consists of fixed-rate, U.S.-dollar-denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Securities must be rated investment grade including the country of risk and must be issued as public securities or 144a filing and a minimum outstanding of $100 million. The index includes perpetual preferred securities, American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both DRD-eligible and non-DRD-eligible preferred stock and senior debt.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2014
	1 Year	3 Years	5 Years	Since Inception*
Advisory Research Strategic Income Fund	7.40%	6.10%	8.49%	4.31%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	12.45%	7.28%	9.31%	2.91%

*   Fund commenced operations on June 30, 2003.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.03% and 0.93% respectively, which were the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lowered.  The contractual fee waivers are in effect until February 28, 2015.

The performance table above includes information for the Predecessor Account prior to December 12, 2012.  The returns for the Predecessor Account reflect its performance prior to December 12, 2012 and have been adjusted to reflect the Fund’s estimated gross annual expense ratio as set forth in the Fund’s prospectus dated December 31, 2012 as amended.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 5.5%
	COMMUNICATIONS – 1.0%
10,670	BCE, Inc.	$474,495
9,820	Verizon Communications, Inc.	493,455
		967,950
	CONSUMER DISCRETIONARY – 0.6%
4,830	Cracker Barrel Old Country Store, Inc.	557,141

	CONSUMER STAPLES – 1.0%
11,975	Altria Group, Inc.	578,871
8,370	Kraft Foods Group, Inc.	471,650
		1,050,521
	ENERGY – 1.0%
7,430	ConocoPhillips	536,074
5,970	Royal Dutch Shell PLC – ADR – Class B	445,780
		981,854
	FINANCIALS – 1.5%
15,740	Blackstone Group LP	474,089
9,680	Oaktree Capital Group LLC	459,606
7,600	Ventas, Inc. - REIT	520,676
		1,454,371
	HEALTH CARE – 0.4%
9,080	GlaxoSmithKline PLC - ADR	413,049

	TOTAL COMMON STOCKS (Cost $4,804,917)	5,424,886

Principal Amount

	CORPORATE BONDS – 50.3%
	COMMUNICATIONS – 1.3%
$1,200,000	CenturyLink, Inc. 6.450%, 6/15/2021	1,314,000

	CONSUMER DISCRETIONARY – 3.5%
1,450,000	L Brands, Inc. 5.625%, 2/15/2022	1,555,125
1,460,000	Stanley Black & Decker, Inc. 5.750%, 12/15/20531, 2	1,573,150
330,000	Vail Resorts, Inc. 6.500%, 5/1/20191	344,850
		3,473,125
	CONSUMER STAPLES – 1.5%
1,525,000	CST Brands, Inc. 5.000%, 5/1/20231	1,513,563

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY – 4.9%
$750,000	Frontier Oil Corp. 6.875%, 11/15/20181	$775,288
1,100,000	QEP Resources, Inc. 6.800%, 4/1/2018	1,175,625
	Range Resources Corp.
700,000	6.750%, 8/1/20201	740,250
500,000	5.750%, 6/1/20211	527,500
1,450,000	SEACOR Holdings, Inc. 7.375%, 10/1/2019	1,602,250
		4,820,913
	FINANCIALS – 32.5%
2,200,000	Allstate Corp. 5.750%, 8/15/20531, 2	2,340,250
1,950,000	American Express Co. 6.800%, 9/1/20661, 2	2,066,805
2,750,000	Bank of America Corp. 8.000%, 7/29/20491, 2	2,959,688
1,500,000	Catlin Insurance Co., Ltd. 7.249%, N/A1, 2, 4, 5	1,537,500
950,000	Charles Schwab Corp. 7.000%, 2/28/20491, 2	1,107,349
1,500,000	CIT Group, Inc. 5.000%, 8/1/2023	1,565,625
955,000	Citigroup, Inc. 5.950%, N/A1, 2	949,031
3,150,000	General Electric Capital Corp. 7.125%, 12/29/20491, 2	3,669,750
2,000,000	Goldman Sachs Group, Inc. 5.700%, 12/29/20491, 2	2,045,000
1,150,000	Hartford Financial Services Group, Inc. 8.125%, 6/15/20381, 2	1,334,000
3,700,000	JPMorgan Chase & Co. 7.900%, 4/29/20491, 2	4,009,875
1,435,000	Leucadia National Corp. 5.500%, 10/18/20231	1,503,122
1,725,000	M&T Bank Corp. 6.450%, N/A1, 2, 4	1,838,438
1,150,000	Navient Corp. 8.450%, 6/15/2018	1,313,875
1,200,000	Prudential Financial, Inc. 8.875%, 6/15/20381, 2	1,435,500
1,625,000	Wells Fargo & Co. 7.980%, 3/29/20491, 2	1,791,054

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$620,000	Weyerhaeuser Co. 7.950%, 3/15/2025	$787,265
		32,254,127
	MATERIALS – 4.4%
1,450,000	Alcoa, Inc. 5.400%, 4/15/20211	1,587,553
1,125,000	ArcelorMittal 6.125%, 6/1/2018	1,203,750
1,450,000	Ball Corp. 5.750%, 5/15/20211	1,520,687
		4,311,990
	UTILITIES – 2.2%
1,955,000	Southern California Edison Co. 6.250%, 8/29/20491, 2	2,152,130

	TOTAL CORPORATE BONDS (Cost $49,082,604)	49,839,848

Number of Shares

	MUTUAL FUNDS – 1.0%
62,050	PIMCO Corporate & Income Strategy Fund	1,003,969

	TOTAL MUTUAL FUNDS (Cost $939,800)	1,003,969

	PREFERRED STOCKS – 37.8%
	COMMUNICATIONS – 1.9%
	Telephone & Data Systems, Inc.
22,000	6.875%, 11/15/20151	554,180
50,400	7.000%, 3/15/20161	1,285,200
		1,839,380
	FINANCIALS – 34.3%
	Affiliated Managers Group, Inc.
40,000	5.250%, 10/15/20151	1,020,800
43,000	6.375%, 8/15/20171	1,120,580
12,000	Alexandria Real Estate Equities, Inc. 6.450%, 3/15/20171	306,000
20,000	Ally Financial, Inc. 8.500%, N/A1, 2, 4	529,600
	American Financial Group, Inc.
37,550	6.375%, 6/12/20171	985,312
7,000	7.000%, 9/30/20501	183,470

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
29,000	Associated Banc-Corp 8.000%, 9/15/20161	$808,955
20,000	Charles Schwab Corp. 6.000%, 9/1/20171	511,000
45,000	Citigroup Capital XIII 7.875%, 10/30/20151, 2	1,197,900
52,000	Citigroup, Inc. 6.875%, 2/12/20191	1,326,520
35,000	Discover Financial Services 6.500%, 12/1/20171	898,450
50,000	Equity Commonwealth 7.500%, 11/15/20191	1,000,500
20,000	Fifth Third Bancorp 6.625%, 12/31/20231, 2	542,600
20,000	GMAC Capital Trust I 8.125%, 2/15/20161, 2	534,600
21,500	Goldman Sachs Group, Inc. 6.500%, 11/1/20161	578,350
8,342	Hartford Financial Services Group, Inc. 7.875%, 4/15/20221, 2	252,596
55,000	HSBC USA, Inc. 6.500%, N/A1, 4	1,400,850
40,000	MetLife, Inc. 6.500%, N/A1, 4	1,038,000
44,000	Morgan Stanley 6.375%, N/A1, 2, 4	1,109,240
65,760	Morgan Stanley Capital Trust IV 6.250%, 4/1/20331	1,676,880
30,000	Morgan Stanley Capital Trust VI 6.600%, 2/1/20461	766,800
	Navient Corp.
20,000	3.992%, 3/15/2017 2	493,400
10,000	4.042%, 1/16/2018 2	245,100
61,000	PNC Financial Services Group, Inc. 6.125%, 5/1/20221, 2	1,661,640
13,213	Post Properties, Inc. 8.500%, 10/1/20261	821,981
41,000	PS Business Parks, Inc. 6.875%, 10/15/20151	1,057,800
	Public Storage
10,000	6.500%, 4/14/20161	262,500
57,000	6.875%, 4/15/20151	1,500,810
50,000	Raymond James Financial, Inc. 6.900%, 3/15/20171	1,350,000

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
80,000	Stifel Financial Corp. 6.700%, 1/15/20151	$2,028,800
103,000	U.S. Bancorp 6.000%, 4/15/20171, 2	2,787,180
45,993	Vornado Realty Trust 6.875%, 4/20/20161	1,241,811
67,265	Wells Fargo & Co. 8.000%, 12/15/20171	1,975,573
30,000	Zions Bancorporation 6.950%, 9/15/20231, 2	802,500
		34,018,098
	MATERIALS – 1.6%
60,000	CHS, Inc. 7.100%, 3/31/20241, 2	1,611,600
	TOTAL PREFERRED STOCKS (Cost $36,127,520)	37,469,078

	SHORT-TERM INVESTMENTS – 4.6%
4,584,826	Fidelity Institutional Money Market Fund, 0.04%3	4,584,826
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,584,826)	4,584,826

	TOTAL INVESTMENTS – 99.2% (Cost $95,539,667)	98,322,607
	Other Assets in Excess of Liabilities – 0.8%	826,191

	TOTAL NET ASSETS – 100.0%	$99,148,798

ADR – American Depositary Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

1	Callable.
2	Variable, floating or step rate security.
3	The rate is the annualized seven-day yield at period end.
4	Perpetual security. Maturity date is not applicable.
5
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	32.5%
Energy	4.9%
Materials	4.4%
Consumer Discretionary	3.5%
Utilities	2.2%
Consumer Staples	1.5%
Communications	1.3%
Total Corporate Bonds	50.3%
Preferred Stocks
Financials	34.3%
Communications	1.9%
Materials	1.6%
Total Preferred Stocks	37.8%
Common Stocks
Financials	1.5%
Consumer Staples	1.0%
Energy	1.0%
Communications	1.0%
Consumer Discretionary	0.6%
Health Care	0.4%
Total Common Stocks	5.5%
Short-Term Investments	4.6%
Mutual Funds	1.0%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2014

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund
Assets:
Investments, at cost	$47,172,507	$24,850,368	$19,501,001	$1,368,004
Foreign currency, at cost	-	98,800	306,375	73,363
Investments, at value	$59,316,368	$25,031,401	$20,452,219	$1,363,550
Foreign currency, at value	-	98,708	306,375	73,213
Receivables:
Investment securities sold	1,060,690	148,302	-	26,310
Fund shares sold	2,875	-	1,137	-
Dividends and interest	5,811	24,283	50,975	7,408
Due from Advisor	-	-	-	14,572
Prepaid expenses	-	19,850	3,654	-
Total assets	60,385,744	25,322,544	20,814,360	1,485,053

Liabilities:
Payables:
Investment securities purchased	-	445,436	-	16,670
Fund shares redeemed	12,124	-	-	-
Advisory fees	31,458	6,345	120	-
Auditing fees	16,751	15,958	16,750	16,750
Fund accounting fees	6,714	7,493	6,311	8,973
Administration fees	6,148	4,071	4,417	4,521
Transfer agent fees and expenses	3,930	4,437	3,245	3,742
Shareholder reporting fees	2,784	5,642	1,151	2,563
Custody fees	1,275	3,886	2,755	3,598
Trustees' fees and expenses	1,076	1,865	342	1,434
Chief Compliance Officer fees	784	1,085	713	801
Offering costs - Others	-	41	-	-
Shareholder servicing fees (Note 7)	-	-	-	-
Other accrued expenses	6,653	6,847	1,942	5,206
Total liabilities	89,697	503,106	37,746	64,258

Net Assets	$60,296,047	$24,819,438	$20,776,614	$1,420,795

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$41,809,726	$23,840,830	$18,001,056	$1,270,879
Accumulated net investment income	201,005	122,861	158,397	22,981
Accumulated net realized gain on investments and foreign currency transactions	6,141,455	674,933	1,668,246	131,700
Net unrealized appreciation (depreciation) on:
Investments	12,143,861	181,033	951,218	(4,454)
Foreign currency translations	-	(219)	(2,303)	(311)
Net Assets	$60,296,047	$24,819,438	$20,776,614	$1,420,795

Number of shares issued and outstanding	3,532,120	2,346,595	1,577,465	140,093
Net asset value per share	$17.07	$10.58	$13.17	$10.14

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2014

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Assets:
Investments, at cost	$132,940,930	$5,364,186	$95,539,667
Foreign currency, at cost	4,386,437	-	-
Investments, at value	$139,500,728	$5,564,262	$98,322,607
Foreign currency, at value	4,382,446	-	-
Receivables:
Investment securities sold	13,131	320,150	-
Fund shares sold	24,372	-	-
Dividends and interest	524,996	10	929,279
Due from Advisor	-	6,541	-
Prepaid expenses	79,279	19,031	15,051
Total assets	144,524,952	5,909,994	99,266,937

Liabilities:
Payables:
Investment securities purchased	2,478,917	515,502	-
Fund shares redeemed	-	-	-
Advisory fees	97,805	-	56,312
Auditing fees	16,750	15,958	16,949
Fund accounting fees	14,961	3,463	11,919
Administration fees	13,732	2,553	10,079
Transfer agent fees and expenses	9,247	6,730	5,584
Shareholder reporting fees	3,083	3,105	5,778
Custody fees	4,130	3,638	3,017
Trustees' fees and expenses	922	1,893	1,004
Chief Compliance Officer fees	683	1,084	1,527
Offering costs - Others	-	78	-
Shareholder servicing fees (Note 7)	2,110	-	-
Other accrued expenses	9,487	7,440	5,970
Total liabilities	2,651,827	561,444	118,139

Net Assets	$141,873,125	$5,348,550	$99,148,798

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$125,171,522	$4,906,487	$95,840,149
Accumulated net investment income (loss)	864,184	(23,829)	47,330
Accumulated net realized gain on investments and foreign currency transactions	9,301,281	265,816	478,379
Net unrealized appreciation (depreciation) on:
Investments	6,559,798	200,076	2,782,940
Foreign currency translations	(23,660)	-	-
Net Assets	$141,873,125	$5,348,550	$99,148,798

Shares of beneficial interest issued and outstanding		489,873	10,066,546
Net asset value per share		$10.92	$9.85

Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding	$31,729,673
Shares of beneficial interest issued and outstanding	2,532,127
Net asset value per share	$12.53

Class I shares:
Net assets applicable to shares outstanding	$110,143,452
Shares of beneficial interest issued and outstanding	8,783,217
Net asset value per share	$12.54

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2014

	All Cap	Emerging Markets	Global	International
	Value	Opportunities	Value	All Cap Value
	Fund	Fund*	Fund	Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, $19,051, $39,292 and $5,390, respectively)	$902,622	$301,572	$478,790	$45,891
Interest	543	404	228	28
Total investment income	903,165	301,976	479,018	45,919

Expenses:
Advisory fees	465,970	132,927	183,436	12,687
Administration fees	52,011	21,720	37,931	37,978
Fund accounting fees	46,782	39,906	66,060	59,900
Transfer agent fees and expenses	25,279	20,741	18,952	19,199
Registration fees	21,919	22,244	22,999	22,999
Auditing fees	16,749	15,958	16,749	16,749
Legal fees	14,228	11,477	12,477	14,311
Custody fees	11,198	42,461	22,522	20,030
Miscellaneous	6,001	8,503	6,301	6,001
Trustees' fees and expenses	5,201	5,984	4,401	5,201
Chief Compliance Officer fees	3,500	3,491	3,804	3,804
Shareholder reporting fees	3,000	7,474	4,580	3,500
Insurance fees	1,206	1,030	1,118	1,033
Offering costs	-	17,773	-	-
Shareholder servicing fees (Note 7)	-	-	-	-
Total expenses	673,044	351,689	401,330	223,392
Advisory fees waived	(64,724)	(132,927)	(150,094)	(12,687)
Other expenses absorbed	-	(38,289)	-	(193,326)
Net expenses	608,320	180,473	251,236	17,379
Net investment income	294,845	121,503	227,782	28,540

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	6,128,133	738,312	1,716,617	150,441
Foreign currency transactions	-	(64,230)	4,047	(1,981)
Net realized gain	6,128,133	674,082	1,720,664	148,460
Net change in unrealized appreciation/depreciation on:
Investments	(106,981)	181,033	(1,360,057)	(202,731)
Foreign currency translations	-	(219)	(2,006)	(400)
Net change in unrealized appreciation/depreciation	(106,981)	180,814	(1,362,063)	(203,131)
Net realized and unrealized gain (loss) on investments and foreign currency	6,021,152	854,896	358,601	(54,671)
Net Increase (Decrease) in Net Assets from Operations	$6,315,997	$976,399	$586,383	$(26,131)

*	The Fund commenced operations November 1, 2013.

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2014

	International	Small Company	Strategic
	Small Cap Value	Opportunities	Income
	Fund	Fund*	Fund
Investment Income:
Dividends (net of foreign withholding taxes of $433,458, $34 and $4,547, respectively)	$3,330,286	$56,023	$3,354,933
Interest	2,973	165	2,432,547
Total investment income	3,333,259	56,188	5,787,480

Expenses:
Advisory fees	1,186,597	46,198	722,017
Administration fees	116,148	19,725	87,411
Fund accounting fees	104,115	16,955	61,120
Transfer agent fees and expenses	44,194	22,755	29,300
Registration fees	44,475	22,244	22,999
Auditing fees	16,749	15,958	17,002
Legal fees	23,456	11,477	21,159
Custody fees	52,617	14,101	9,655
Miscellaneous	12,500	7,480	10,404
Trustees' fees and expenses	5,201	5,984	5,201
Chief Compliance Officer fees	3,805	3,491	4,380
Shareholder reporting fees	7,001	4,987	7,001
Insurance fees	1,291	1,030	688
Offering costs	-	17,157	4,648
Shareholder servicing fees (Note 7)	11,935	-	-
Total expenses	1,630,084	209,542	1,002,985
Advisory fees waived	(108,196)	(46,198)	(74,317)
Other expenses absorbed	-	(99,822)	-
Net expenses	1,521,888	63,522	928,668
Net investment income (loss)	1,811,371	(7,334)	4,858,812

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	9,813,788	256,909	392,794
Foreign currency transactions	(69,670)	-	-
Net realized gain	9,744,118	256,909	392,794
Net change in unrealized appreciation/depreciation on:
Investments	(8,954,503)	200,076	2,113,171
Foreign currency translations	(29,358)	-	-
Net change in unrealized appreciation/depreciation	(8,983,861)	200,076	2,113,171
Net realized and unrealized gain on investments and foreign currency	760,257	456,985	2,505,965
Net Increase (Decrease) in Net Assets from Operations	$2,571,628	$449,651	$7,364,777

*	The Fund commenced operations November 1, 2013.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$294,845	$256,839
Net realized gain on:
Investments	6,128,133	3,222,919
Net change in unrealized appreciation/depreciation on:
Investments	(106,981)	7,480,106
Net increase in net assets resulting from operations	6,315,997	10,959,864

Distributions to Shareholders:
From net investment income	(185,294)	(331,998)
From net realized gains	(2,861,640)	-
Total distributions to shareholders	(3,046,934)	(331,998)

Capital Transactions:
Proceeds from shares sold	5,117,227	10,929,159
Reinvestment of distributions	2,011,487	257,149
Cost of shares redeemed1	(6,710,988)	(1,957,233)
Net increase in net assets from capital transactions	417,726	9,229,075

Total increase in net assets	3,686,789	19,856,941

Net Assets:
Beginning of period	56,609,258	36,752,317
End of period	$60,296,047	$56,609,258

Accumulated net investment income	$201,005	$104,801

Capital Share Transactions:
Shares sold	324,501	742,902
Shares issued on reinvestment	127,552	19,903
Shares redeemed	(409,360)	(135,194)
Net increase in capital share transactions	42,693	627,611

1	Net of redemption fee proceeds of $4,994 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Emerging Markets Opportunities Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
November 1, 2013* through
October 31, 2014
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$121,503
Net realized gain (loss) on:
Investments	738,312
Foreign currency transactions	(64,230)
Net change in unrealized appreciation/depreciation on:
Investments	181,033
Foreign currency translations	(219)
Net increase in net assets resulting from operations	976,399

Distributions to Shareholders:
From net investment income	(7,319)
Total distributions to shareholders	(7,319)

Capital Transactions:
Proceeds from shares sold	25,868,170
Reinvestment of distributions	7,319
Cost of shares redeemed1	(2,025,131)
Net increase in net assets from capital transactions	23,850,358

Total increase in net assets	24,819,438

Net Assets:
Beginning of period	-
End of period	$24,819,438

Accumulated net investment income	122,861

Capital Share Transactions:
Shares sold	2,529,218
Shares issued on reinvestment	751
Shares redeemed	(183,374)
Net increase in capital share transactions	2,346,595

1	Net of redemption fee proceeds of $250.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$227,782	$142,841
Net realized gain on:
Investments	1,716,617	2,141,791
Foreign currency transactions	4,047	5,284
Net change in unrealized appreciation/depreciation on:
Investments	(1,360,057)	1,652,761
Foreign currency translations	(2,006)	257
Net increase in net assets resulting from operations	586,383	3,942,934

Distributions to Shareholders:
From net investment income	(261,273)	(166,598)
From net realized gains	(1,830,090)	-
Total distributions to shareholders	(2,091,363)	(166,598)

Capital Transactions:
Proceeds from shares sold	3,679,810	7,315,849
Reinvestment of distributions	978,480	148,465
Cost of shares redeemed1	(4,695,130)	(865,398)
Net increase (decrease) in net assets from capital transactions	(36,840)	6,598,916

Total increase (decrease) in net assets	(1,541,820)	10,375,252

Net Assets:
Beginning of period	22,318,434	11,943,182
End of period	$20,776,614	$22,318,434

Accumulated net investment income	$158,397	$160,362

Capital Share Transactions:
Shares sold	282,954	580,371
Shares issued on reinvestment	75,851	12,788
Shares redeemed	(350,851)	(67,232)
Net increase in capital share transactions	7,954	525,927

1	Net of redemption fee proceeds of $7,555 and $210, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$28,540	$28,931
Net realized gain (loss) on:
Investments	150,441	97,307
Foreign currency transactions	(1,981)	512
Net change in unrealized appreciation/depreciation on:
Investments	(202,731)	252,829
Foreign currency translations	(400)	179
Net increase in net assets resulting from operations	(26,131)	379,758

Distributions to Shareholders:
From net investment income	(55,142)	(40,300)
From net realized gains	(8,426)	-
Total distributions to shareholders	(63,568)	(40,300)

Capital Transactions:
Proceeds from shares sold	12,400	38,899
Reinvestment of distributions	61,849	34,449
Cost of shares redeemed1	(294,419)	(301,611)
Net decrease in net assets from capital transactions	(220,170)	(228,263)

Total increase (decrease) in net assets	(309,869)	111,195

Net Assets:
Beginning of period	1,730,664	1,619,469
End of period	$1,420,795	$1,730,664

Accumulated net investment income	$22,981	$42,201

Capital Share Transactions:
Shares sold	1,153	3,935
Shares issued on reinvestment	6,148	3,832
Shares redeemed	(28,155)	(30,536)
Net decrease in capital share transactions	(20,854)	(22,769)

1	Net of redemption fee proceeds of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,811,371	$1,162,033
Net realized gain (loss) on:
Investments	9,813,788	5,128,199
Foreign currency transactions	(69,670)	(59,116)
Net change in unrealized appreciation/depreciation on:
Investments	(8,954,503)	13,491,440
Foreign currency translations	(29,358)	9,947
Net increase in net assets resulting from operations	2,571,628	19,732,503

Distributions to Shareholders:
From net investment income
Investor Class	(2,673,455)	(980,416)
From net realized gains
Investor Class	(4,331,669)	(409,084)
Total distributions to shareholders	(7,005,124)	(1,389,500)

Capital Transactions:
Proceeds from shares sold
Investor Class	12,805,633	49,754,480
Class I	116,269,309	-
Reinvestment of distributions
Investor Class	6,733,647	1,300,483
Class I	-	-
Cost of shares redeemed1
Investor Class	(104,077,270)	(2,666,024)
Class I	(804,133)	-
Net increase in net assets from capital transactions	30,927,186	48,388,939

Total increase in net assets	26,493,690	66,731,942

Net Assets:
Beginning of period	115,379,435	48,647,493
End of period	$141,873,125	$115,379,435

Accumulated net investment income	$864,184	$1,434,201

Capital Share Transactions:
Shares sold
Investor Class	1,016,752	4,350,632
Class I	8,845,678	-
Shares issued on reinvestment
Investor Class	560,203	121,088
Class I	-	-
Shares redeemed
Investor Class	(7,935,695)	(220,894)
Class I	(62,461)	-
Net increase in capital share transactions	2,424,477	4,250,826

1	Net of redemption fee proceeds of $963 and $217 for the year ended October 31, 2014 and $7,033 and $0 for the year ended October 31, 2013 for Investor Class and Class I, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Small Company Opportunities Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
November 1, 2013* through
October 31, 2014
Increase (Decrease) in Net Assets From:
Operations:
Net investment loss	$(7,334)
Net realized gain on:
Investments	256,909
Net change in unrealized appreciation/depreciation on:
Investments	200,076
Net increase in net assets resulting from operations	449,651

Distributions to Shareholders:
From net investment income	(12,021)
Total distributions to shareholders	(12,021)

Capital Transactions:
Proceeds from shares sold	7,520,177
Reinvestment of distributions	12,021
Cost of shares redeemed1	(2,621,278)
Net increase in net assets from capital transactions	4,910,920

Total increase in net assets	5,348,550

Net Assets:
Beginning of period	-
End of period	$5,348,550

Accumulated net investment loss	$(23,829)

Capital Share Transactions:
Shares sold	732,846
Shares issued on reinvestment	1,145
Shares redeemed	(244,118)
Net increase in capital share transactions	489,873

*	Commencement of operations.
1	Net of redemption fee proceeds of $0.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the Year Ended	December 31, 2012* through
	October 31, 2014	October 31, 2013
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$4,858,812	$4,601,035
Net realized gain on:
Investments	392,794	1,592,938
Net change in unrealized appreciation/depreciation on:
Investments	2,113,171	(4,833,278)
Net increase in net assets resulting from operations	7,364,777	1,360,695

Distributions to Shareholders:
From net investment income	(4,754,568)	(4,504,240)
From net realized gains	(811,192)	(865,876)
Total distributions to shareholders	(5,565,760)	(5,370,116)

Capital Transactions:
Proceeds from shares sold	981,789	7,839,290
Issued in connection with reorganization of private fund (Note 1)	-	116,694,966
Reinvestment of distributions	5,366,880	5,101,103
Cost of shares redeemed1	(19,915,851)	(14,708,975)
Net increase (decrease) in net assets from capital transactions	(13,567,182)	114,926,384

Total increase (decrease) in net assets	(11,768,165)	110,916,963

Net Assets:
Beginning of period	110,916,963	-
End of period	$99,148,798	$110,916,963

Accumulated net investment income	$47,330	$27,044

Capital Share Transactions:
Shares sold	101,040	770,222
Shares issued in connection with reorganization of private fund (Note 1)	-	11,669,376
Shares issued on reinvestment	551,321	513,335
Shares redeemed	(2,049,731)	(1,489,017)
Net increase (decrease) in capital share transactions	(1,397,370)	11,463,916

*	Commencement of operations.
1	Net of redemption fee proceeds of $1,799 and $1,330, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

									For the Period
									November
	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		16, 2009* through
	October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$16.22		$12.84		$11.70		$11.16		$10.00
Income from investment operations:
Net investment income	0.08	1	0.08	1	0.12	1	0.08	1	0.02
Net realized and unrealized gain on investments	1.66		3.42		1.09		0.75		1.14
Total from investment operations	1.74		3.50		1.21		0.83		1.16

Less distributions:
From net investment income	(0.05)		(0.12)		(0.06)		(0.03)		-
From net realized gain	(0.84)		-		(0.01)		(0.26)		-
Total distributions	(0.89)		(0.12)		(0.07)		(0.29)		-

Redemption fee proceeds	-	2	-		-	2	-		-

Net asset value, end of period	$17.07		$16.22		$12.84		$11.70		$11.16

Total return3	11.18%		27.46%		10.32%		7.45%		11.60%	4

Ratios and Supplemental Data:
Net assets, end of period (millions)	$60.3		$56.6		$36.8		$32.0		$8.6

Ratio of expenses to average net assets: 6
Before fees waived and expenses absorbed	1.14%		1.43%		1.51%		2.09%		4.57%	5
After fees waived and expenses absorbed	1.03%		1.20%		1.20%		1.20%		1.20%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.39%		0.33%		0.69%		(0.24%)		(3.07%)	5
After fees waived and expenses absorbed	0.50%		0.56%		1.00%		0.65%		0.30%	5
Portfolio turnover rate	44%		40%		20%		18%		35%	4

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6	Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the All Cap Cap Value Fund to 1.20%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.00%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Emerging Markets Opportunities Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	November 1,
	2013* through October 31, 2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income1	0.09
Net realized and unrealized gain on investments	0.50
Total from investment operations	0.59

Less distributions:
From net investment income	(0.01)
Total distributions	(0.01)

Redemption fee proceeds	-	2

Net asset value, end of period	$10.58

Total return3	5.87%	4

Ratios and Supplemental Data:
Net assets, end of period (millions)	$25

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.63%	5
After fees waived and expenses absorbed	1.35%	5
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.37%)	5
After fees waived and expenses absorbed	0.91%	5
Portfolio turnover rate	67%

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

									For the Period
									July 30,
	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		2010* through
	October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$14.22		$11.44		$10.52		$10.58		$10.00
Income from investment operations:
Net investment income	0.14	1	0.11	1	0.12	1	0.11	1	0.01
Net realized and unrealized gain on investments	0.18		2.83		0.93		0.01		0.57
Total from investment operations	0.32		2.94		1.05		0.12		0.58

Less distributions:
From net investment income	(0.17)		(0.16)		(0.13)		(0.18)		-
From net realized gain	(1.20)		-		-		-		-
Total distributions	(1.37)		(0.16)		(0.13)		(0.18)		-

Redemption fee proceeds	-	2	-	2	-	2	-	2	-

Net asset value, end of period	$13.17		$14.22		$11.44		$10.52		$10.58

Total return3	2.44%		26.00%		10.10%		1.06%		5.80%	4

Ratios and Supplemental Data:
Net assets, end of period (millions)	$20.8		$22.3		$11.9		$9.6		$7.2

Ratio of expenses to average net assets:6
Before fees waived and expenses absorbed	1.82%		2.05%		2.53%		2.93%		5.29%	5
After fees waived and expenses absorbed	1.14%		1.35%		1.35%		1.35%		1.35%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.35%		0.13%		(0.05%)		(0.62%)		(3.43%)	5
After fees waived and expenses absorbed	1.03%		0.83%		1.13%		0.96%		0.51%	5
Portfolio turnover rate	47%		93%		37%		76%		18%	4

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6	Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the Global Value Fund to 1.35%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

See accompanying Notes to Financial Statements.

Advisory Reseach Funds
Advisory Research International All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended	For the Year Ended	For the Year Ended	May 2, 2011* through
	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of period	$10.75	$8.82	$8.16	$10.00
Income (loss) from investment operations:
Net investment income1	0.20	0.16	0.18	0.06
Net realized and unrealized gain (loss) on investments	(0.34)	1.99	0.55	(1.90)
Total from investment operations	(0.14)	2.15	0.73	(1.84)

Less distributions:
From net investment income	(0.41)	(0.22)	(0.07)	-
From net realized gain	(0.06)	-	-	-
Total distributions	(0.47)	(0.22)	(0.07)	-

Redemption fee proceeds	-	-	-	-

Net asset value, end of period	$10.14	$10.75	$8.82	$8.16

Total return2	(1.28%)	24.86%	9.04%	(18.40%)	3

Ratios and Supplemental Data:
Net assets, end of period (millions)	$1.4	$1.7	$1.6	$1.3

Ratio of expenses to average net assets:5
Before fees waived and expenses absorbed	14.73%	12.27%	15.41%	22.47%	4
After fees waived and expenses absorbed	1.15%	1.35%	1.35%	1.35%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(11.70%)	(9.23%)	(11.84%)	(19.68%)	4
After fees waived and expenses absorbed	1.88%	1.69%	2.22%	1.44%	4
Portfolio turnover rate	68%	65%	37%	8%	3

*	Commencement of operations.
1	Based on average shares method.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redeption of Fund shares.

3	Not annualized.
4	Annualized.
5	Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the International All Cap Value Fund to 1.35%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

See accompanying Notes to Financial Statements.

Advisory Reseach Funds
Advisory Research International Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

									For the Period
	Year Ended		Year Ended		Year Ended		Year Ended		March 31, 2010* through
	October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$12.98		$10.48		$10.02		$10.51		$10.00
Income from investment operations
Net investment income	0.16	1	0.17	1	0.18	1	0.15	1	0.03
Net realized and unrealized gain (loss) on investments	0.18		2.63		0.66		(0.24)		0.48
Total from investment operations	0.34		2.80		0.84		(0.09)		0.51

Less Distributions:
From net investment income	(0.30)		(0.21)		(0.20)		(0.33)		-
From net realized gain	(0.49)		(0.09)		(0.18)		(0.07)		-
Total distributions	(0.79)		(0.30)		(0.38)		(0.40)		-

Redemption fee proceeds	-	2	-	2	-	2	-	2	-

Net asset value, end of period	$12.53		$12.98		$10.48		$10.02		$10.51

Total return3	2.84%		27.30%		9.03%		(1.02%)		5.10%	4

Ratios and Supplemental Data
Net assets, end of period (millions)	$31.8		$115.4		$48.6		$30.4		$23.5

Ratio of expenses to average net assets:6
Before fees waived and expenses absorbed	1.27%		1.42%		1.61%		1.84%		2.58%	5
After fees waived and expenses absorbed	1.19%		1.28%		1.35%		1.35%		1.35%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.17%		1.30%		1.55%		0.85%		(0.43%)	5
After fees waived and expenses absorbed	1.25%		1.44%		1.81%		1.34%		0.80%	5
Portfolio turnover rate	39%		40%		31%		30%		18%	4

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6	Prior to April 1, 2013, the Advisor had contractually agreed to limit the operating expenses of the International Small Cap Value Fund Investor Class to 1.35%.
For the period April 1, 2013, the Advisor had contractually agreed to limit the operating expenses of the Investor Class to 1.25%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses of the Investor Class to 1.30%.

See accompanying Notes to Financial Statements.

Advisory Reseach Funds
Advisory Research International Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	December 31,
	2013* through October 31, 2014
Net asset value, beginning of period	$12.44
Income from investment operations
Net investment income1	0.18
Net realized and unrealized loss on investments	(0.08)
Total from investment operations	0.10

Redemption fee proceeds	-	2

Net asset value, end of period	$12.54

Total return3	0.80%	4

Ratios and Supplemental Data:
Net assets, end of period (millions)	$110.1

Ratio of expenses to average net assets:
Before fees waived	1.23%	5
After fees waived	1.15%	5
Ratio of net investment income to average net assets:
Before fees waived	1.55%	5
After fees waived	1.63%	5
Portfolio turnover rate	39%	4

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Small Company Opportunities Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	November 1,
	2013* through October 31, 2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss 1	(0.01)
Net realized and unrealized gain on investments	0.96
Total from investment operations	0.95

Less distributions:
From net investment income	(0.03)
Total distributions	(0.03)

Redemption fee proceeds	-

Net asset value, end of period	$10.92

Total return2	9.50%	3

Ratios and Supplemental Data:
Net assets, end of period (millions)	$5.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.63%	4
After fees waived and expenses absorbed	1.10%	4
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.65%)	4
After fees waived and expenses absorbed	(0.13%)	4
Portfolio turnover rate	264%

*	Commencement of operations.
1	Based on average shares method.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the		December 31,
	Year Ended		2012* through
	October 31, 2014		October 31, 2013
Net asset value, beginning of period	$9.68		$10.00
Income from investment operations:
Net investment income1	0.46		0.39
Net realized and unrealized gain (loss) on investments	0.23		(0.26)
Total from investment operations	0.69		0.13

Less distributions:
From net investment income	(0.45)		(0.38)
From net realized gain	(0.07)		(0.07)
Total distributions	(0.52)		(0.45)

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$9.85		$9.68

Total return3	7.40%		1.30%	4

Ratios and Supplemental Data:
Net assets, end of period (millions)	$99.1		$110.9

Ratio of expenses to average net assets:
Before fees waived	0.97%		1.00%	5
After fees waived	0.90%		0.90%	5
Ratio of net investment income to average net assets:
Before fees waived	4.64%		4.52%	5
After fees waived	4.71%		4.62%	5
Portfolio turnover rate	28%		68%	4

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2014

Note 1 – Organization
Advisory Research All Cap Value Fund (the “All Cap Value Fund”), Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”), Advisory Research Global Value Fund (the “Global Value Fund”), Advisory Research International All Cap Value Fund (the “International All Cap Value Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”), Advisory Research Small Company Opportunities Fund (the “Small Company Opportunities Fund”) and Advisory Research Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The All Cap Value Fund, Global Value Fund, International Small Cap Value Fund and Strategic Income Fund are diversified funds.  The Emerging Markets Opportunities Fund, International All Cap Value Fund and Small Company Opportunities Fund are non-diversified funds.  The All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund and Small Company Opportunities Fund’s primary investment objective is to provide long-term capital appreciation.  The Strategic Income Fund’s primary investment objective is to seek high current income and long term capital appreciation.  The All Cap Value Fund commenced investment operations on November 16, 2009, the Emerging Markets Opportunities Fund commenced investment operations on November 1, 2013, the Global Value Fund commenced investment operations on July 30, 2010, the International All Cap Value Fund commenced investment operations on May 2, 2011, the International Small Cap Value Fund commenced investment operations on March 31, 2010, the Small Company Opportunities Fund commenced investment operations on November 1, 2013 and the Strategic Income Fund commenced investment operations on December 31, 2012. Each of the Funds is authorized to issue a single class of shares except for the International Small Cap Value Fund. The International Small Cap Value Fund is authorized to issue two classes of shares: Investor Class shares and Class I shares. Class I shares of the International Small Cap Value Fund commenced operations on December 31, 2013.

The shares of each class represent an interest in the same portfolio of investments of the International Small Cap Value Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Global Value Fund commenced operations on July 30, 2010, prior to which its only activity was the receipt of a $50,000 investment from a portfolio manager of the Fund and a $4,674,017 transfer of shares of the Global Value Fund in exchange for the net assets of the Advisory Research Global All Cap Fund LP, a Delaware limited partnership (the “Global Partnership”).  This exchange was nontaxable, whereby the Global Value Fund issued 467,402 shares for the net assets of the Global Partnership with a fair value of $4,674,017 (identified cost of investment transferred $4,722,168) on July 30, 2010.  For financial reporting purposes, assets received and shares issued by Global Value Fund were recorded at fair value; however, the cost basis of the investments received from the Global Partnership was carried forward to align ongoing reporting of the Global Value Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.  The Global Value Fund assumed $8,226 in net liabilities as part of this exchange.

The Strategic Income Fund commenced operations on December 31, 2012, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $116,694,966 transfer of shares of the Fund in exchange for the net assets of the Advisory Research Value Income Fund, L.P., a Delaware limited partnership (the “Income Partnership”).  This exchange was nontaxable, whereby the Strategic Income Fund issued 11,669,376 shares for the net assets of the Income Partnership on December 31, 2012.  The investment portfolio of the Income Partnership with a fair value of $113,501,578 (identified cost of investment transferred were $107,998,531) and cash were the primary assets received by the Strategic Income Fund.  For financial reporting purposes, assets received and shares issued by the Strategic Income Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Strategic Income Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes. The Strategic Income Fund assumed $150,098 in net liabilities as part of this exchange.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Preferred Stocks
Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Strategic Income Fund incurred offering costs of approximately $26,982, which are amortized over one-year period from December 31, 2012 (commencement of operations). The Emerging Markets Opportunities Fund and Small Company Opportunities Fund incurred offering costs of approximately $18,525 and $18,525, respectively, which are being amortized over a one-year period from November 1, 2013 (commencement of operations).

(d) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually, except for the Strategic Income Fund which will distribute net investment income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

	Annual Advisory Fee effective January 1, 2014	Annual Advisory Fee prior to January 1, 2014
All Cap Value Fund	0.75%	1.00%
Emerging Markets Opportunities Fund	1.00%	1.00%
Global Value Fund	0.80%	1.00%
International All Cap Value Fund	0.80%	1.00%
International Small Cap Value Fund	0.90%	1.00%
Small Company Opportunities Fund	0.80%	0.80%
Strategic Income Fund	0.70%	0.70%

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses)  do not exceed the following levels through February 28, 2015:

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

	Expense Limit as a % of average daily net assets effective January 1, 2014	Expense Limit as a % of average daily net assets prior to January 1, 2014
All Cap Value Fund	1.00%	1.20%
Emerging Markets Opportunities Fund	1.35%	1.35%
Global Value Fund	1.10%	1.35%
International All Cap Value Fund	1.10%	1.35%
International Small Cap Value Fund- Investor Class	1.30%	1.25%
International Small Cap Value Fund- Class I	1.15%	1.15%
Small Company Opportunities Fund	1.10%	1.10%
Strategic Income Fund	0.90%	0.90%

The Advisor waived fees and absorbed other expenses of $64,724 from the All Cap Value Fund, $171,216 from the Emerging Markets Opportunities Fund, $150,094 from the Global Value Fund,  $206,013 from the International All Cap Value Fund, $108,196 from the International Small Cap Value Fund, $146,020 from the Small Company Opportunities Fund and $74,317 from the Strategic Income Fund for the year ended October 31, 2014.  The Advisor may recover from each Fund fees and/or expenses previously waived and/or absorbed, if each Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from each Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund
2015	109,215	-	127,905	185,923
2016	103,630	-	120,386	186,778
2017	64,724	171,216	150,094	206,013
Total	$277,569	$171,216	$398,385	$578,714

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
2015	100,922	-	-
2016	113,951	-	99,739
2017	108,196	146,020	74,317
Total	$323,069	$146,020	$174,056

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the year ended October 31, 2014, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 2014, Cipperman & Co. provided CCO services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2014, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At October 31, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund
Cost of investments	$47,172,507	$25,076,464	$19,573,149	$1,381,314

Gross unrealized appreciation	$13,086,337	$1,229,872	$2,231,493	$79,620
Gross unrealized depreciation	(942,476)	(1,274,935)	(1,352,423)	(97,384)
Net unrealized appreciation/(depreciation)	$12,143,861	$(45,063)	$879,070	$(17,764)

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Cost of investments	$134,053,934	$5,365,816	$95,500,873

Gross unrealized appreciation	$14,708,058	$422,930	$3,614,279
Gross unrealized depreciation	(9,261,264)	(224,484)	(792,545)
Net unrealized appreciation/(depreciation)	$5,446,794	$198,446	$2,821,734

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
		Accumulated	Accumulated
		Net Investment	Net Realized
	Paid-in Capital	Income/Loss	Gain/Loss

All Cap Value Fund	$-	$(13,347)	$13,347
Emerging Markets Opportunities Fund	(9,528)	8,677	851
Global Value Fund	(1)	31,526	(31,525)
International All Cap Value Fund	-	7,382	(7,382)
International Small Cap Value Fund	(1)	292,067	(292,066)
Small Company Opportunities Fund	(4,433)	(4,474)	8,907
Strategic Income Fund	(3)	(83,958)	83,961

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Emerging Markets	Global	International
	All Cap	Opportunities	Value	All Cap
	Value Fund	Fund	Fund	Value Fund

Undistributed ordinary income	$913,627	$1,023,890	$691,878	$62,901
Undistributed long-term capital gains	5,428,833	-	1,206,913	105,090
Tax accumulated earnings	6,342,460	1,023,890	1,898,791	167,991

Accumulated capital and other losses	-	-	-	-
Unrealized appreciation (depreciation) on investments	12,143,861	(45,063)	879,070	(17,764)
Unrealized appreciation (depreciation) on foreign currency translations	-	(219)	(2,303)	(311)
Total accumulated earnings	$18,486,321	$978,608	$2,775,558	$149,916

	International	Small Company
	Small Cap	Opportunities	Strategic
	Value Fund	Fund	Income Fund

Undistributed ordinary income	$4,567,230	$270,396	$242,021
Undistributed long-term capital gains	6,711,239	-	244,894
Tax accumulated earnings	11,278,469	270,396	486,915

Accumulated capital and other losses	-	(26,779)	-
Unrealized appreciation (depreciation) on investments	5,446,794	198,446	2,821,734
Unrealized appreciation (depreciation) on foreign currency translations	(23,660)	-	-
Total accumulated earnings	$16,701,603	$442,063	$3,308,649

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

The tax character of distributions paid during the fiscal periods ended October 31, 2014 and fiscal year ended 2013 were as follows:

	All Cap Value Fund		Emerging Markets Opportunities Fund
	2014	2013	2014

Distributions paid from:
Ordinary income	$366,688	$331,998	$7,319
Net long-term capital gains	2,680,246	-	-
Total distributions paid	$3,046,934	$331,998	$7,319

	Global Value Fund		International All Cap Value Fund
	2014	2013	2014	2013

Distributions paid from:
Ordinary income	$655,238	$166,598	$55,142	$40,300
Net long-term capital gains	1,436,125	-	8,426	-
Total distributions paid	$2,091,363	$166,598	$63,568	$40,300

	International Small Cap Value Fund		Small Company Opportunities Fund
	2014	2013	2014

Distributions paid from:
Ordinary income	$4,381,245	$980,416	$12,021
Net long-term capital gains	2,623,879	409,084	-
Total distributions paid	$7,005,124	$1,389,500	$12,021

	Strategic Income Fund
	2014	2013
Distributions paid from:
Ordinary income	$4,754,568	$4,504,240
Net long-term capital gains	811,192	865,876
Total distributions paid	$5,565,760	$5,370,116

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended October 31, 2014, the All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund, Small Company Opportunities Fund and Strategic Income Fund received $4,994, $250, $7,555, $0, $1,180, $0 and $1,799, respectively, in redemption fees.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Note 6 – Investment Transactions
For the year ended October 31, 2014, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Value Fund	$25,298,539	$27,454,884
Emerging Markets Opportunities Fund	31,112,705	8,087,229
Global Value Fund	10,123,764	13,094,846
International All Cap Value Fund	997,523	1,306,272
International Small Cap Value Fund	67,708,687	47,573,961
Small Company Opportunities Fund	18,706,326	13,943,202
Strategic Income Fund	27,239,240	42,021,757

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the International Small Cap Value Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of the International Small Cap Value Fund’s Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2014, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2014, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$58,258,281	$-	$-	$58,258,281
Short-Term Investments	1,058,087	-	-	1,058,087
Total Investments	$59,316,368	$-	$-	$59,316,368

1	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Emerging Markets Opportunities Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Communications	$309,555	$-	$-	$309,555
Consumer Discretionary	1,113,074	4,710,387	-	5,823,461
Consumer Staples	368,714	1,375,142	-	1,743,856
Energy	452,096	824,954	-	1,277,050
Financials	1,747,445	5,440,658	-	7,188,103
Health Care	769,824	468,162	-	1,237,986
Industrials	401,961	700,153	-	1,102,114
Materials	668,649	1,964,659	-	2,633,308
Technology	570,862	1,676,441	-	2,247,303
Utilities	-	382,835	-	382,835
Total Common Stocks	6,402,180	17,543,391	-	23,945,571
Short-Term Investments	1,085,830	-	-	1,085,830
Total Investments	$7,488,010	$17,543,391	$-	$25,031,401

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Global Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Communications	$414,024	$159,866	$-	$573,890
Consumer Discretionary	1,387,246	1,381,719	-	2,768,965
Consumer Staples	1,427,042	1,031,974	-	2,459,016
Energy	873,118	588,354	-	1,461,472
Financials	3,508,001	1,976,343	-	5,484,344
Health Care	860,137	343,042	-	1,203,179
Industrials	1,272,005	805,766	-	2,077,771
Materials	413,839	1,412,512	-	1,826,351
Technology	1,088,293	362,177	-	1,450,470
Utilities	-	108,384	-	108,384
Total Common Stocks	11,243,705	8,170,137	-	19,413,842
Short-Term Investments	1,038,377	-	-	1,038,377
Total Investments	$12,282,082	$8,170,137	$-	$20,452,219

International All Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Communications	$-	$19,644	$-	$19,644
Consumer Discretionary	-	261,106	-	261,106
Consumer Staples	21,684	90,242	-	111,926
Energy	-	81,844	-	81,844
Financials	24,939	356,731	-	381,670
Health Care	-	41,374	-	41,374
Industrials	-	129,293	-	129,293
Materials	18,450	195,919	-	214,369
Technology	-	54,081	-	54,081
Utilities	-	18,550	-	18,550
Total Common Stocks	65,073	1,248,784	-	1,313,857
Short-Term Investments	49,693	-	-	49,693
Total Investments	$114,766	$1,248,784	$-	$1,363,550

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

International Small Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Communications	$1,054,873	$2,444,990	$-	$3,499,863
Consumer Discretionary	1,272,597	17,491,997	-	18,764,594
Consumer Staples	-	16,835,923	-	16,835,923
Energy	-	4,122,308	-	4,122,308
Financials	4,740,068	34,065,920	-	38,805,988
Health Care	-	1,319,525	-	1,319,525
Industrials	-	17,117,548	-	17,117,548
Materials	1,482,581	21,070,332	-	22,552,913
Technology	-	6,247,288	-	6,247,288
Utilities	-	1,642,523	-	1,642,523
Total Common Stocks	8,550,119	122,358,354	-	130,908,473
Short-Term Investments	8,592,255	-	-	8,592,255
Total Investments	$17,142,374	$122,358,354	$-	$139,500,728

*
In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, $17,543,391, $8,170,137, $1,248,784 and $122,358,354 of investment securities from Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund and International Small Cap Value Fund, respectively, were classified as Level 2.

**	The Funds did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. As of October 31, 2014, certain securities of the Global Value Fund, International All Cap Value Fund and International Small Cap Value Fund transferred Levels due to the Funds performing a fair value adjustment.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	International All Cap Value Fund	International Small Cap Value Fund
Beginning balance October 31, 2013	$4,347	$90,650
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period	-	-
Total realized and change in unrealized gain/(loss)	1,045	21,757
Purchases	-	-
Sales	(5,392)	(112,407)
Ending balance October 31, 2014	$-	$-

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Small Company Opportunities Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$5,220,108	$-	$-	$5,220,108
Short-Term Investments	344,154	-	-	344,154
Total Investments	$5,564,262	$-	$-	$5,564,262

1	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Strategic Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks1	$5,424,886	$-	$-	$5,424,886
Corporate Bonds1	-	49,839,848	-	49,839,848
Mutual Funds	1,003,969	-	-	1,003,969
Preferred Stocks1	37,469,078	-	-	37,469,078
Short-Term Investments	4,584,826	-	-	4,584,826
Total Investments	$48,482,759	$49,839,848	$-	$98,322,607

1	For a detailed break-out of common stocks, corporate bonds and preferred stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts are bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.  For the year ended October 31, 2014, the Funds did not enter into any forward contracts.

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.  There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund, Advisory Research Strategic Income Fund, Advisory Research Emerging Markets Opportunities Fund and Advisory Research Small Company Opportunities Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments as of October 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation
For Federal income tax purposes, the All Cap Value, Global Value, International All Cap Value,  International Small Cap Value and Strategic Income Funds designate long-term capital gain dividends of $2,680,246, $1,436,125, $8,426, $2,623,879 and $811,192 respectively, for the year ended October 31, 2014.

Corporate Dividends Received Deduction
For the fiscal year ended October 31, 2014, 83.14%, 0.87%, 23.43%, 2.72%, 1.60%, 9.26% and 52.18% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund, Small Company Opportunities Fund, and Strategic Income Fund, respectively.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund, Small Company Opportunities Fund and Strategic Income Fund designate income dividends of 89.21%, 9.36%, 65.69%, 69.50%, 55.75%, 9.78% and  54.22%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2014.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended the International Small Cap Value Fund designates $2,808,805 of income derived from foreign sources and $305,827 of foreign taxes ended October 31, 2014.

Of the ordinary income (including short-term capital gain) distributions made for the year ended October 31, 2014, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Small Cap Value Fund	$0.2482	$0.0270

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	76	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	76	None
William H. Young a (born 1950) Trustee	Since November 2007	Retired (2014-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	76
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Funds, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration LLC, the co-administrator for the Funds (2006 – present);	76	Investment Managers Series Trust II, a registered investment company

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill a (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007);	N/A	N/A
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration LLC (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration LLC. (2006 – present).	N/A	N/A
Martin Dziura b (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, WI 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Dziura: 39 Statford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Advisory Research All Cap Value Fund, Advisory Research Global Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund and Advisory Research Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research All Cap Value Fund (the “All Cap Fund”), Advisory Research Global Value Fund (the “Global Value Fund”), Advisory Research International All Cap Value Fund (the “International All Cap Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Fund”) and Advisory Research Strategic Income Fund (the “Strategic Income Fund”) series of the Trust for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal is in the best interests of each Fund and its shareholders.

Background
In advance of the meeting, the Board received information about each Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Performance Peer Group”) from its relevant fund universe (each a “Performance Universe”) for various periods ended June 30, 2014; reports comparing the investment advisory fees and total expenses of each Fund to those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its relevant fund universe (each an “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund.  The Board noted that the materials they reviewed indicated the following:

•
The total returns of the All Cap Fund for the one- and three-year periods were below the Large Relative Value Performance Universe median returns by 358 basis points or less, below the Performance Peer Group median by 168 basis points or less and below the returns of the Russell 3000 Value Index by 188 basis points or less.  In considering the Fund’s performance, the Trustees noted the Investment Advisor’s long-term investment horizon and the Investment Advisor’s belief that the Fund had met its investment objective.

Advisory Research All Cap Value Fund, Advisory Research Global Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund and Advisory Research Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

•
The Global Value Fund’s annualized performance for the one-year period was higher than the MSCI World Value Index return and the World All-Cap Performance Universe median return, and slightly below (by two basis points) the Performance Peer Group median return.  The Fund’s performance for the three-year period was above the performance of the Index but below the median returns of the Performance Universe (by 258 basis points) and the Performance Peer Group (by 120 basis points).  For the five-year period, the Fund’s performance was higher than the Peer Group median return and the Index return, but lower than the Performance Universe median by 50 basis points.

•
The International All Cap Fund’s performance for the one-year period was higher than the Foreign Small/Mid Value Performance Universe median returns and the Performance Peer Group median returns, but slightly below (by eight basis points) the MSCI EAFE Value Index returns.  For the three-year period, the Fund’s performance was above all of those measures.

•
The International Small Cap Fund’s annualized performance for the one- and three-year periods was higher than the Foreign Small/Mid Value Performance Universe median returns, the Performance Peer Group median returns, the MSCI EAFE Small Cap Index returns and the MSCI EAFE Index returns.

•
The Strategic Income Fund’s performance for the one- and three-year periods was above the Bank of America Merrill Lynch Preferred Stock Index returns and the BBB-Rated Performance Universe median returns, but below the Peer Group median returns by 236 basis points or less.  For the five-year period, the Fund’s annualized performance was higher than all of those measures.  For the ten-year period, the Fund’s annualized performance was higher than the Index return, but lower than the Performance Peer Group median by 265 basis points and lower than the Performance Universe median by 74 basis points.

The Board considered the overall quality of services provided by Investment Advisor to the Funds.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Funds, the Trustees observed the meeting materials indicated as follows:

•
The All Cap Fund’s investment advisory fees (gross of fee waivers by the Investment Advisor) were below the Expense Peer Group median and equal to the Large Blend Expense Universe median, and the total expenses (net of fee waivers) paid by the Fund were below the Expense Peer Group median and above the Expense Universe median by six basis points.  The Trustees noted that the Fund’s average net assets as of June 30, 2014, were significantly lower than the average asset size of funds in the Expense Universe.

•
The Global Value Fund’s investment advisory fees (gross of fee waivers by the Investment Advisor) were below the Expense Peer Group median and the same as the World Stock Expense Universe median, and the total expenses (net of fee waivers) paid by the Fund were lower than the Expense Peer Group median and the Expense Universe median.

Advisory Research All Cap Value Fund, Advisory Research Global Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund and Advisory Research Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

•
The International All Cap Fund’s investment advisory fees (gross of fee waivers by the Investment Advisor) and total expenses (net of fee waivers) were below the Expense Peer Group medians and the Foreign Small/Mid Value Expense Universe medians.

•
The International Small Cap Fund’s investment advisory fees (gross of fee waivers by the Investment Advisor) were below the Expense Peer Group median and the Foreign Small/Mid Value Expense Universe median, and the total expenses (net of fee waivers) paid by the Fund were below the Expense Peer Group median but slightly above the Expense Universe median (by three basis points).  The Trustees noted that the Fund’s average net assets as of June 30, 2014, were significantly lower than the median asset sizes of funds in the Expense Peer Group and the Expense Universe.

•
The Strategic Income Fund’s investment advisory fees (gross of fee waivers by the Investment Advisor) were above the Expense Peer Group median by 18 basis points and the Long-Term Bond Expense Universe median by 25 basis points, and the total expenses (net of fee waivers) paid by the Fund were equal to the Expense Peer Group median but above the Expense Universe median by 28 basis points.  The Trustees noted that the Fund’s average net assets as of June 30, 2014, were significantly lower than the median asset sizes of funds in the Expense Peer Group and the Expense Universe.

The Trustees noted that the Investment Advisor was waiving significant portions of its advisory fees with respect to the All Cap Fund, Global Value Fund, International Small Cap Fund and Strategic Income Fund (and that each such Fund’s effective advisory fee was therefore lower than its gross advisory fee) and its entire fee for the International All Cap Fund (in addition to subsidizing certain operating expenses for that Fund), because of their low asset levels.  The Board noted that the fees charged by the Investment Advisor to the Funds were generally lower than the fees charged by the Investment Advisor to its comparable private investment fund clients (as applicable) and similar to the fees charged by the Investment Advisor to its other institutional clients with similar objectives and policies as the Funds.  The Board noted that in a few cases a Fund’s advisory fee was higher than the fees charged by the Investment Advisor to its separate account clients managed using the same strategies as the Fund, but noted that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients that are not registered under the 1940 Act.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to each Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to each Fund for the year ended June 30, 2014, and determined that the level of profitability with respect to each Fund was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than investment advisory fees paid to the Investment Advisor), including research made available to it by broker-dealers providing execution services to the Funds, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints with respect to any of the Funds, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

Advisory Research All Cap Value Fund, Advisory Research Global Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund and Advisory Research Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Advisory Research Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2014 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Advisory Research All Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/14	10/31/14	5/1/14 – 10/31/14
Actual Performance	$1,000.00	$1,049.80	$5.53
Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	5.44

*
Expenses are equal to the Fund’s annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Emerging Markets Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/14	10/31/14	5/1/14 – 10/31/14
Actual Performance	$1,000.00	$1,024.20	$6.91
Hypothetical (5% annual return before expenses)	1,000.00	1,018.38	6.89

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2014 (Unaudited)

Advisory Research Global Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/14	10/31/14	5/1/14-10/31/14
Actual Performance	$1,000.00	$982.80	$5.50
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research International All Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/14	10/31/14	5/1/14-10/31/14
Actual Performance	$1,000.00	$940.60	$5.38
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research International Small Cap Value Fund		Beginning Account Value	Ending Account Value	Expense Paid During Period*
		5/1/14	10/31/14	5/1/14 –10/31/14
Investor Class	Actual Performance	$1,000.00	$973.60	$4.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.17	5.08
Class I	Actual Performance	1,000.00	972.10	5.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.86

*
Expenses are equal to the Fund’s annualized expense ratios of 1.00% and 1.15% for Investor Class and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver.  Assume all dividends and distributions were reinvested.

Advisory Research Small Company Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/14	10/31/14	5/1/14 – 10/31/14
Actual Performance	$1,000.00	$1,039.00	$5.60
Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.55

*
Expenses are equal to the Fund’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2014 (Unaudited)

Advisory Research Strategic Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/14	10/31/14	5/1/14 – 10/31/14
Actual Performance	$1,000.00	$1,018.40	$4.58
Hypothetical (5% annual return before expenses)	1,000.00	1,020.66	4.59

*
Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Advisory Research Funds
a series of the Investment Managers Series Trust

Advisor
Advisory Research, Inc. Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400,
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC.
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research All Cap Value Fund	ADVGX	461 418 816
Advisory Research Emerging Markets Opportunities Fund	ADVMX	461 41P 552
Advisory Research Global Value Fund	ADVWX	461 418 683
Advisory Research International All Cap Value Fund	ADVEX	461 418 477
Advisory Research International Small Cap Value Fund – Investor Class	ADVIX	461 418 741
Advisory Research International Small Cap Value Fund – Institutional Class	ADVLX	461 41P 412
Advisory Research Small Company Opportunities Fund	ADVSX	461 41P 545
Advisory Research Strategic Income Fund	ADVNX	461 41P 503

Privacy Principles of the Advisory Research Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at  (888) 665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (888) SEC-0330.

Advisory Research Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$99,750	$67,500
Audit-Related Fees	N/A	N/A
Tax Fees	$17,500	$12,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/2015